UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6303
                                                     ---------------------

                   Nuveen Quality Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31st
                                           ------------------

                  Date of reporting period: April 30th
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT April 30, 2003

                            Nuveen
              Municipal Closed-End
                   Exchange-Traded
                             Funds

                                     INVESTMENT QUALITY
                                     NQM

                                     SELECT QUALITY
                                     NQS

                                     QUALITY INCOME
                                     NQU

                                     PREMIER INCOME
                                     NPF

Photo of: Woman playing on piano and boy playing violin.
Photo of: Woman and child playing checkers.

                       DEPENDABLE,
                   TAX-FREE INCOME
                           BECAUSE
           IT'S NOT WHAT YOU EARN,
             IT'S WHAT YOU KEEP.(R)


                                                        Logo: NUVEEN Investments

FASTER INFORMATION
 RECEIVE YOUR
       NUVEEN FUND REPORT
           ELECTRONICALLY

By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes (see instructions at right).


SOME COMMON CONCERNS:

WILL MY E-MAIL ADDRESS BE DISTRIBUTED TO OTHER COMPANIES?

No, your e-mail address is strictly confidential and will not be used for anything other than notification of shareholder information.

WHAT IF I CHANGE MY MIND AND WANT TO RECEIVE INVESTOR MATERIALS THROUGH REGULAR MAIL DELIVERY AGAIN?

If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.INVESTORDELIVERY.COM

2 Refer to the address sheet that accompanied this report. Enter the personal 13-CHARACTER ENROLLMENT NUMBER imprinted near your name.

3 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN number of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.

5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "NO ONE KNOWS WHAT THE FUTURE WILL BRING, WHICH IS WHY WE THINK A WELL-BALANCED PORTFOLIO ... IS AN IMPORTANT COMPONENT IN ACHIEVING YOUR LONG-TERM FINANCIAL GOALS."


Dear
   SHAREHOLDER

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

With interest rates at historically low levels, many have begun to wonder how fixed-income investments will perform if interest rates begin to rise. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/S/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

June 16, 2003

Nuveen Municipal Closed-End Exchange-Traded Funds
(NQM, NQS, NQU, NPF)

Portfolio Manager's
               COMMENTS

Portfolio manager Tom Spalding reviews economic and market conditions, key investment strategies, and the recent performance of these Nuveen National Funds. Tom has 27 years of investment experience at Nuveen, and he assumed portfolio management responsibility for NQM, NQS, NQU, and NPF in January 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE PERIOD ENDED APRIL 30, 2003?

The underlying economic and market conditions have not changed much since our last shareholder report dated October 31, 2002. We believe the most influential factors shaping the U.S. economy and the municipal market during this reporting period continued to be the sluggish pace of economic growth and interest rates that remained at 40-year lows. At the same time, continued geopolitical concerns, centering on the ongoing threat of terrorism and the situation in Iraq, also had an impact during this reporting period, particularly in terms of investor sentiment.

In the municipal market, the slow economic recovery and the continued lack of inflationary pressures created conditions that helped many bonds perform well during this reporting period. As of April 2003, inflation was running at 1.5% annualized, the lowest annual rate in 37 years. Following a record year in 2002, municipal issuance nationwide remained very heavy during the first four months of 2003, with $113.5 billion in new municipal bonds coming to market, an increase of 21% over the same period in 2002. Despite the large supply of new municipal bonds, firm or improving prices indicated continued strong demand from investors. In particular, institutional investors such as property/casualty insurance companies, hedge funds, arbitrage accounts and pension funds were active buyers in the municipal market over much of this reporting period.

HOW DID THESE FUNDS PERFORM OVER THE TWELVE-MONTH PERIOD ENDED APRIL 30, 2003?

Individual results for these Funds, as well as for appropriate benchmarks, are presented in the accompanying table.

                                TOTAL RETURN          LEHMAN      LIPPER
          MARKET YIELD                ON NAV   TOTAL RETURN1    AVERAGE2
------------------------------------------------------------------------
                                      1 YEAR          1 YEAR      1 YEAR
                   TAXABLE-            ENDED           ENDED       ENDED
       4/30/03  EQUIVALENT3          4/30/03         4/30/03     4/30/03
------------------------------------------------------------------------
NQM      6.50%        9.29%           11.43%           8.49%      10.27%
------------------------------------------------------------------------
NQS      6.67%        9.53%           11.01%           8.49%      10.27%
------------------------------------------------------------------------
NQU      6.65%        9.50%            8.37%           8.49%      10.27%
------------------------------------------------------------------------
NPF      6.61%        9.44%           13.33%           8.49%      10.27%
------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the twelve months ended April 30, 2003, NQM, NQS, and NPF outperformed both the unleveraged, unmanaged Lehman Brothers Municipal Bond Index and their Lipper Fund peer group average. Over this same period, NQU


1 The total annual returns on common share net asset value (NAV) for these Funds are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Nuveen Funds are compared with the average annualized return of the 58 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

performed in line with the Lehman index, but underperformed the Lipper average.

Much of this outperformance relative to the Lehman Index is attributable to the Funds' leveraged capital structures and to their relatively long durations4. While leverage adds volatility to a Fund, it can enhance the amount of income paid to common shareholders, especially during a period of low short-term interest rates as was the case during the twelve-month period. The Funds' performances compared with the Lehman index also was helped by their relatively long durations. Duration is a measure of sensitivity to changes in interest rates, and, generally, the longer the duration, the more the price of an investment will react to a change in prevailing interest rates. In a time of generally declining interest rates, as was the case during much of the twelve-month period, longer duration investments would be expected to outperform shorter duration investments, all other things being equal. The durations of the four Funds as of April 30, 2003, ranged from 9.25 to 13.16, compared with 7.84 for the Lehman index.

Although NQU benefited from both leverage and duration positioning during the twelve-month period, its total return performance was impacted negatively by its holdings of bonds backed by American Airlines. Over the past year, the market value of most airline-backed bonds fell, due in part to a decline in passenger volume and in part to the well-documented financial struggles of the industry's larger carriers. As of April 30, 2003, NQU held $47.1 million par value, or 3.8% of its portfolio, in airline-backed bonds, and their depreciation over the twelve-month period cost the Fund approximately 475 basis points in total return performance.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates at historically low levels, the dividend-payment capabilities of these Funds benefited from their use of leverage. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred, shareholders. Low short-term rates can enable the Funds to reduce the amount of income they pay MuniPreferred holders, which potentially can leave more earnings to support common share dividends. During the twelve months ended April 30, 2003, the continued low level of short-term interest rates enabled us to implement four dividend increases in NQM, three in NQS and NQU, and two in NPF.

Over the course of this twelve-month period, strong demand and favorable market conditions helped to boost the share prices of all four Funds. Since their


4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

NAVs also increased, these Funds continued to trade at a discount to their common share net asset values as of April 30, 2003 (see charts on individual Performance Overview pages).

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE PERIOD ENDED APRIL 30, 2003?

Over the reporting period, we continued to place strong emphasis on diversifying the Funds' portfolios, enhancing call protection and supporting their future dividend-paying capabilities. Strategically, our main focus centered on systematically shortening the Funds' durations, which we believe will help us better control the Funds' interest rate risk over time and enhance their ability to produce consistent returns. Interest rate risk is the risk that the value of a Fund's portfolio will decline when market interest rates rise (since bond prices move in the opposite direction of interest rates). The longer the duration of a Fund's portfolio, the greater its interest rate risk.

In line with our moderated duration strategy, we concentrated on finding value in the long-intermediate part of the yield curve (i.e., bonds that mature in about 20 years). In many cases, these long-intermediate bonds were offering yields similar to those of longer bonds but had less inherent interest rate risk. Over the period, the purchase of bonds in this part of the curve helped to shorten the durations of these Funds, making their portfolios less sensitive to any changes in the interest rate environment while still allowing them to provide competitive yields.

In general, the heavy issuance in the municipal market over the past year provided us with increased opportunities to purchase the types of bond structures that we favor. We also continued to look for individual issues that we believed would perform well regardless of the future direction of interest rates. Overall, we emphasized undervalued sectors of the market and geographical areas with healthy levels of issuance, such as Texas and Florida. NQM, NQS and NQU also remained heavily weighted in healthcare bonds, the top performing group among the Lehman revenue sectors for the twelve months ended April 30, 2003.

Each of these Funds held modest positions (less than 5% of its portfolio) in bonds backed by the 1998 Master Tobacco Settlement Agreement. Over the past five years, fourteen states, the District of Columbia, Puerto Rico, Guam, New York City, and individual counties in California and

New York have issued almost $20 billion of tobacco securitization bonds backed by this agreement. In recent months, the prices of these bonds weakened as the result of lawsuits involving the major tobacco companies as well as the increased issuance of such bonds by states planning to use the proceeds to help close budget gaps. Although the sector as a whole produced negative returns over the twelve-month period, tobacco bonds showed some recovery toward the end of the period.

Given the current geopolitical and economic climate, we believe that maintaining strong credit quality remains a vital requirement, and we continued to emphasize higher rated and insured bonds in our recent purchases for the Funds. As of April 30, 2003, each of these Funds offered excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 76% to 86%. In general, our weightings in higher quality and insured bonds benefited the performance of these Funds during the past year.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE FUNDS IN PARTICULAR?

We think new issuance volume should remain strong, as issuers continue to take advantage of the low rate environment. Adding to our expectations for continued strong issuance are the budget deficits affecting many states, and their continued need to raise money for infrastructure, education and healthcare needs. Over coming months, we will continue to closely monitor the states' budgetary situations to watch for any potential impact on credit ratings.

Looking ahead at the bond call exposure, we believe these Funds offer good levels of call protection during the remainder of 2003 and through 2004. As of April 30, 2003, the percentage of bonds eligible for calls among the four Funds ranged from 5% to 8% in 2003 and from 1% to 9% in 2004. The number of actual calls during this time will depend largely on market interest rates and the specific situations of individual issuers.

In the coming months, our primary goal will continue to be moderating the Funds' durations. In addition, we plan to watch for opportunities to purchase or swap for issues that we perceive to be undervalued, particularly in sectors of the market that have recently underperformed. The expected strong supply of new bonds should help us in this effort.

Nuveen Investment Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of April 30, 2003


NQM

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED                78%
AA                                  8%
A                                   9%
BBB                                 1%
NR                                  3%
BB OR LOWER                         1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.50
--------------------------------------------------
Common Share Net Asset Value                $15.92
--------------------------------------------------
Market Yield                                 6.50%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.29%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $569,116
--------------------------------------------------
Average Effective Maturity (Years)           18.16
--------------------------------------------------
Leverage-Adjusted Duration                    9.51
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        14.38%        11.43%
--------------------------------------------------
5-Year                         6.48%         6.63%
--------------------------------------------------
10-Year                        6.09%         6.60%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                21%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                    0.078
6/02                    0.08
7/02                    0.08
8/02                    0.08
9/02                    0.0815
10/02                   0.0815
11/02                   0.0815
12/02                   0.0825
1/03                    0.0825
2/03                    0.0825
3/03                    0.084
4/03                    0.084


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                  14.8
                        14.51
                        14.45
                        14.62
                        14.75
                        15
                        14.79
                        15
                        15.1
                        15.15
                        15.05
                        15.01
                        15.12
                        15.17
                        15.32
                        15.23
                        15.22
                        15.32
                        15.4
                        15.55
                        15.59
                        15.69
                        15.65
                        15.61
                        14.7
                        14.41
                        15
                        14.8
                        14.51
                        14.5
                        14.57
                        14.8
                        14.55
                        14.7
                        14.9
                        15.1
                        14.8
                        14.79
                        14.95
                        14.99
                        15.05
                        15.07
                        15.12
                        15.36
                        15.28
                        15.39
                        15.03
                        15.25
                        15.17
                        15.18
                        15.24
4/30/03                 15.34


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0280 per share.

Nuveen Select Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of April 30, 2003


NQS

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED                 68%
AA                                   8%
A                                   15%
BBB                                  7%
NR                                   1%
BB OR LOWER                          1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.76
--------------------------------------------------
Common Share Net Asset Value                $15.41
--------------------------------------------------
Market Yield                                 6.67%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.53%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $522,289
--------------------------------------------------
Average Effective Maturity (Years)           19.62
--------------------------------------------------
Leverage-Adjusted Duration                    9.25
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        10.37%        11.01%
--------------------------------------------------
5-Year                         5.61%         6.67%
--------------------------------------------------
10-Year                        6.17%         6.69%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/02                    0.0775
6/02                    0.0795
7/02                    0.0795
8/02                    0.0795
9/02                    0.0805
10/02                   0.0805
11/02                   0.0805
12/02                   0.0805
1/03                    0.0805
2/03                    0.0805
3/03                    0.082
4/03                    0.082


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                  14.37
                        14.2
                        14.15
                        14.2
                        14.3
                        14.6
                        14.55
                        14.68
                        14.67
                        14.7
                        14.86
                        14.7
                        14.78
                        14.95
                        15
                        14.95
                        14.89
                        15.06
                        15.13
                        15.14
                        15.2
                        15.12
                        15.23
                        15.06
                        14.05
                        14.2
                        14.44
                        14.45
                        14.42
                        14.19
                        14.28
                        14.42
                        14.3
                        14.34
                        14.5
                        14.55
                        14.31
                        14.32
                        14.38
                        14.45
                        14.52
                        14.33
                        14.35
                        14.47
                        14.44
                        14.48
                        14.34
                        14.48
                        14.46
                        14.4
                        14.49
4/30/03                 14.58


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

Nuveen Quality Income Municipal Fund, Inc.

Performance
   OVERVIEW As of April 30, 2003



NQU

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED                 72%
AA                                  11%
A                                   10%
BBB                                  4%
BB OR LOWER                          3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.53
--------------------------------------------------
Common Share Net Asset Value                $15.01
--------------------------------------------------
Market Yield                                 6.65%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.50%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $813,772
--------------------------------------------------
Average Effective Maturity (Years)           18.32
--------------------------------------------------
Leverage-Adjusted Duration                   10.08
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        10.80%         8.37%
--------------------------------------------------
5-Year                         4.61%         5.97%
--------------------------------------------------
10-Year                        6.21%         6.47%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         23%
--------------------------------------------------
U.S. Guaranteed                                17%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------



Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                    0.077
6/02                    0.078
7/02                    0.078
8/02                    0.078
9/02                    0.079
10/02                   0.079
11/02                   0.079
12/02                   0.079
1/03                    0.079
2/03                    0.079
3/03                    0.0805
4/03                    0.0805


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                  14.15
                        14.18
                        14.04
                        14.05
                        14.23
                        14.36
                        14.18
                        14.32
                        14.55
                        14.84
                        14.58
                        14.6
                        14.55
                        14.72
                        14.94
                        14.69
                        14.66
                        14.72
                        14.81
                        14.85
                        14.88
                        14.89
                        14.9
                        14.75
                        13.68
                        13.81
                        14.09
                        14.1
                        13.92
                        13.76
                        13.92
                        13.98
                        13.71
                        13.64
                        13.86
                        14.13
                        13.69
                        13.82
                        13.98
                        14.17
                        14.21
                        13.98
                        14.01
                        14.18
                        14.13
                        14.13
                        13.98
                        14.28
                        14.22
                        14.05
                        14.24
4/30/03                 14.37



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0286 per share.

Nuveen Premier Municipal Income Fund, Inc.

Performance
   OVERVIEW As of April 30, 2003



NPF

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED                 75%
AA                                  10%
A                                   10%
BBB                                  2%
BB OR LOWER                          3%

PORTFOLIO STATISTICS
------------------------------------------------------
Share Price                                    $14.97
------------------------------------------------------
Common Share Net Asset Value                   $15.59
------------------------------------------------------
Market Yield                                    6.61%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                      9.44%
------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                         $313,287
------------------------------------------------------
Average Effective Maturity (Years)              17.49
------------------------------------------------------
Leverage-Adjusted Duration                      13.16
------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 12/91)
------------------------------------------------------
                            On Share Price      On NAV
------------------------------------------------------
1-Year                              12.85%      13.33%
------------------------------------------------------
5-Year                               5.25%       6.84%
------------------------------------------------------
10-Year                              7.10%       7.16%
------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
------------------------------------------------------
Tax Obligation/General                            18%
------------------------------------------------------
Tax Obligation/Limited                            17%
------------------------------------------------------
U.S. Guaranteed                                   16%
------------------------------------------------------
Housing/Multifamily                               12%
------------------------------------------------------
Water and Sewer                                    9%
------------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                    0.08
6/02                    0.081
7/02                    0.081
8/02                    0.081
9/02                    0.081
10/02                   0.081
11/02                   0.081
12/02                   0.081
1/03                    0.081
2/03                    0.081
3/03                    0.0825
4/03                    0.0825



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                  14.42
                        14.4
                        14.43
                        14.34
                        14.46
                        14.72
                        14.54
                        14.58
                        14.85
                        14.92
                        14.9
                        14.96
                        14.7
                        14.98
                        15
                        15.01
                        15.03
                        15.2
                        15.24
                        15.2
                        15.11
                        15.34
                        15.55
                        15.1
                        14.35
                        14.14
                        14.5
                        14.59
                        14.3
                        14
                        14.34
                        14.35
                        14.18
                        14.11
                        14.43
                        14.57
                        14.31
                        14.23
                        14.3
                        14.47
                        14.5
                        14.29
                        14.26
                        14.49
                        14.53
                        14.42
                        14.28
                        14.49
                        14.41
                        14.5
                        14.62
4/30/03                 14.89


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains and net ordinary income distribution in December 2002 of $0.0860 per share.


                            Nuveen Investment Quality Municipal Fund, Inc. (NQM)
                            Portfolio of
                                    INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.6%
$      22,225   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101.00         AAA        $25,975,469
                 Warrants, Series 1999-A, 5.750%, 2/01/38 (Pre-refunded
                 to 2/01/09) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.5%

       10,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00          A-          8,581,900
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.6%

        3,705   Arkansas Development Finance Authority, Home Mortgage                 7/08 at 101.50         AAA          3,922,817
                 Revenue Bonds, 1998 Series A, 5.150%, 7/01/17

                Van Buren County, Arkansas, Sales and Use Tax Revenue Bonds,
                Series 2000 Refunding and Construction Bonds:
        1,055    5.600%, 12/01/25 - AMBAC Insured                                    12/10 at 100.00         Aaa          1,161,502
        3,600    5.650%, 12/01/31 - AMBAC Insured                                    12/10 at 100.00         Aaa          3,982,248


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 12.7%

        8,795   Alameda County, California, Certificates of Participation,            9/06 at 102.00         AAA         10,229,904
                 Series 1991, Alameda County Public Facilities Corporation,
                 6.000%, 9/01/21 (Pre-refunded to 9/01/06) - MBIA Insured

        5,925   California State Public Works Board, Lease Revenue                    6/03 at 102.00         Aa2          6,062,282
                 Refunding Bonds, The Regents of the University of California,
                 1993 Series A, Various University of California Projects, 5.500%,
                 6/01/21

        9,740   Huntington Park Redevelopment Agency, California, Single                No Opt. Call         AAA         14,210,952
                 Family Residential Mortgage Revenue Refunding Bonds,
                 1986 Series A, 8.000%, 12/01/19

        1,030   Natomas Unified School District, Sacramento County,                     No Opt. Call         AAA          1,233,332
                 California, General Obligation Bonds, Series 1999 Refunding,
                 5.950%, 9/01/21 - MBIA Insured

       15,770   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         22,069,484
                 County, California, 1995 Revenue Refunding Bonds,
                 Project No. 1, 7.400%, 8/01/25 - MBIA Insured

       13,145   City of Perris, California, Single Family Mortgage Revenue Bonds,       No Opt. Call         AAA         18,356,467
                 GNMA Mortgage-Backed Securities, 1988 Series B,
                 8.200%, 9/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.5%

          460   Colorado Housing and Finance Authority, Single Family Program         5/06 at 105.00         Aa2            483,106
                 Senior Bonds, 1996 Series B, 7.450%, 11/01/27

       12,450   City and County of Denver, Colorado, Airport System Revenue          11/10 at 100.00         AAA         13,754,262
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/19 (Alternative
                 Minimum Tax) - AMBAC Insured

        3,200   City and County of Denver, Colorado, Special Facilities Airport      10/03 at 101.00          Ca            937,600
                 Revenue Bonds, United Air Lines, Inc. Project, Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax)#

        7,865   Colorado Springs School District No. 11, El Paso County,             12/07 at 125.00         AA-         10,381,485
                 Colorado, General Obligation Improvement Bonds, Series 1996,
                 7.125%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 2.6%

        6,770   State of Connecticut, General Obligation Bonds, 2000 Series B,        6/10 at 100.00       AA***          7,985,283
                 5.875%, 6/15/16 (Pre-refunded to 6/15/10)

        6,570   Connecticut Housing Finance Authority, Housing Mortgage              11/07 at 102.00         AAA          6,929,116
                 Finance Program Bonds, 1997 Series C, Subseries C-2,
                 5.850%, 11/15/28 (Alternative Minimum Tax)


                                       10

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 6.8%

$       3,000   District of Columbia, Washington D.C., General Obligation               No Opt. Call         AAA        $ 3,621,930
                 Bonds, Series 1998B, 6.000%, 6/01/16 - MBIA Insured

       15,950   District of Columbia, University Revenue Bonds, Georgetown             4/11 at 31.03         AAA          3,183,939
                 University Issue, Series 2001A, 0.000%, 4/01/31 - MBIA Insured

        6,000   District of Columbia Tobacco Settlement Financing Corporation,        5/11 at 101.00          A-          5,185,260
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 6.750%, 5/15/40

       23,645   District of Columbia Water and Sewer Authority, Public Utility        4/09 at 160.00         AAA         26,866,158
                 Revenue Bonds, Series 1998, 5.500%, 10/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 5.4%

       17,500   City of Atlanta, Georgia, Airport General Revenue and Refunding       1/10 at 101.00         AAA         19,062,925
                 Bonds, Series 2000A, 5.600%, 1/01/30 - FGIC Insured

        2,000   Development Authority of the City of Dalton, Georgia, Revenue           No Opt. Call         AAA          2,223,380
                 Certificates, Hamilton Health Care System, Series 1996,
                 5.500%, 8/15/26 - MBIA Insured

        5,980   Development Authority of Fulton County, Georgia, Revenue              9/11 at 102.00         AAA          6,568,432
                 Bonds, TUFF/Atlanta Housing, LLC Project at Georgia State
                 University, Series 2001A, 5.500%, 9/01/22 - AMBAC Insured

        2,250   Municipal Electric Authority of Georgia, Project One Special            No Opt. Call          A+          2,778,390
                 Obligation Bonds, Fourth Crossover Series, 6.500%, 1/01/20

------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.9%

        4,810   Boise City, Idaho, Revenue Refunding Bonds, Series 2001A,            12/11 at 100.00         Aaa          5,108,557
                 5.375%, 12/01/31 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.6%

        4,705   Village of Bourbonnais, Illinois, Industrial Project Revenue Bonds,   3/10 at 101.00          AA          5,254,591
                 Olivet Nazarene University Project, Series 2000,
                 6.250%, 3/01/20 - RAAI Insured

        9,000   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call          Ca          2,317,500
                 Special Facility Revenue Bonds, United Air Lines, Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)#

        7,500   Community College District No. 508, Cook County, Illinois,              No Opt. Call         AAA          9,196,350
                 Certificates of Participation, 8.750%, 1/01/07 - FGIC Insured

        2,110   Illinois Development Finance Authority, Local Government              1/11 at 100.00         Aaa          2,386,959
                 Program Revenue Bonds, Series 2000, Elmhurst Community
                 Unit School District Number 205 Project, 6.000%, 1/01/19 -
                 FSA Insured

       12,725   School District No. 46, Elgin, Counties of Kane, Cook and               No Opt. Call         Aaa         16,690,492
                 DuPage, Illinois, School Bonds, Series 1997, 7.800%, 1/01/12 -
                 FSA Insured

        6,300   Community Unit School District Number 7, Madison County,                No Opt. Call         AAA          7,493,913
                 Illinois, School Building Bonds, Series 1994, 5.850%, 2/01/13 -
                 FGIC Insured

        3,585   City of Pekin, Illinois, Multifamily Housing Refunding Revenue        5/03 at 103.00         AAA          3,695,203
                 Bonds, Series 1992A, FHA-Insured Mortgage Loan -
                 Section 8 Assisted Project, 6.875%, 5/01/22

        5,390   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA          6,793,394
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/07 - AMBAC Insured

          860   Regional Transportation Authority, Cook, DuPage, Kane,                  No Opt. Call         AAA          1,083,918
                 Lake, McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1992B, 9.000%, 6/01/07 - AMBAC Insured

        1,180   Channahon School District Number 17, Will County, Illinois,             No Opt. Call         Aaa          1,650,301
                 General Obligation School Building Bonds, Series 2001,
                 8.400%, 12/01/13 - AMBAC Insured

                Joliet High School District Number 204, Joliet, Illinois,
                General Obligation Bonds, Series 2001:
        1,145    8.700%, 12/01/13 - FSA Insured                                         No Opt. Call         AAA          1,630,320
        1,300    8.700%, 12/01/14 - FSA Insured                                         No Opt. Call         AAA          1,881,893


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.5%

        5,530   Allen County Jail Building Corporation, Indiana, First Mortgage       4/11 at 101.00         Aa3          6,151,849
                 Bonds, Series 2000, 5.750%, 4/01/20

        1,880   City of Indianapolis, Indiana, Multifamily Housing Mortgage           7/10 at 102.00         Aaa          2,012,352
                 Revenue Bonds, Series 2000, GNMA Collateralized Mortgage
                 Loan - Cloverleaf Phase I Apartments Project, 6.000%, 1/20/31


                                       11


                            Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       5,065   M.S.D. of Steuben County K-5 Building Corporation, First Mortgage     7/10 at 101.00         AAA        $ 5,912,628
                 Bonds, Indiana, Series 2000, Non-Bank Qualified,
                 6.125%, 1/15/21 - FSA Insured

        2,495   City of Shelbyville, Indiana, Multifamily Housing Mortgage            7/10 at 102.00         Aaa          2,671,222
                 Revenue Bonds, GNMA Collateralized Mortgage Loan -
                 Blueridge Terrace Project, Series 2000, 6.050%, 1/20/36

        2,765   Wayne County Jail Holding Corporation, Indiana, First Mortgage        1/13 at 101.00         AAA          3,234,082
                 Bonds, Series 2001, 5.750%, 7/15/14 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.9%

        5,290   Iowa Finance Authority, Mortgage Revenue Bonds, Abbey                11/10 at 103.50         Aaa          5,774,987
                 Healthcare, Series 2000A, GNMA Guaranteed, 6.200%, 5/20/42

        4,695   Iowa Finance Authority, Mortgage Revenue Bonds, GNMA                 11/10 at 103.50         Aaa          5,020,082
                 Collateralized Mortgage Loan - Abbey Healthcare West
                 Des Moines GEAC Project, Series 2001A, 6.000%, 5/20/43


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.7%

        3,440   Sedgwick and Shawnee Counties, Kansas, Single Family                    No Opt. Call         Aaa          3,751,870
                 Mortgage Revenue Bonds, Mortgaged-Backed Securities
                 Program, 1997 Series A-1, 6.950%, 6/01/29 (Alternative
                 Minimum Tax)

        4,365   City of Topeka, Kansas, Industrial Revenue Refunding Bonds,           8/16 at 100.00         AAA          6,135,400
                 Series 1988, Sunwest Hotel Corporation Project,
                 9.500%, 10/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 8/15/16)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.8%

        2,000   Jefferson County, Kentucky, Health Facilities Revenue Refunding       1/07 at 102.00         AAA          2,201,520
                 Bonds, Jewish Hospital Healthcare Services, Inc., Series 1996,
                 5.700%, 1/01/21 - AMBAC Insured

       12,500   County of Jefferson, Kentucky, Pollution Control Revenue Bonds,       4/05 at 102.00         AAA         13,697,500
                 1995 Series A, Louisville Gas and Electric Company Project,
                 5.900%, 4/15/23 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 7.3%

        3,125   East Baton Rouge Mortgage Finance Authority, Louisiana,              10/07 at 102.00         Aaa          3,283,625
                 Single Family Mortgage Revenue Refunding Bonds, GNMA
                 and FNMA Mortgage-Backed Securities Program, Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

        2,350   Parish of Jefferson, Louisiana, Home Mortgage Authority,             12/09 at 103.00         Aaa          2,606,785
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 2000A-2, 7.500%, 12/01/30 (Alternative
                 Minimum Tax)

                Parish of Jefferson Home Mortgage Authority, Louisiana, Single
                Family Mortgage Revenue Bonds, Series 2000G-2:
        3,175    6.300%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa          3,524,345
        1,995    5.550%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa          2,061,992

          965   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB            987,967
                 Revenue Bonds, Comm-Care Corporation Project,
                 Series 1994, 11.000%, 2/01/04

       11,545   Orleans Parish School Board, Louisiana, Public School Refunding         No Opt. Call         AAA         15,343,305
                 Bonds, Series 1987, 9.000%, 2/01/09 - MBIA Insured

       17,310   Tobacco Settlement Financing Corporation, Louisiana, Asset-Backed     5/11 at 101.00          A-         13,586,965
                 Bonds, Series 2001B, 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 5.1%

       12,000   Commonwealth of Massachusetts, General Obligation Bonds,             10/10 at 100.00         AAA         14,040,960
                 Consolidated Loan Series 2000C, 5.750%, 10/01/19
                 (Pre-refunded to 10/01/10)

        5,000   Commonwealth of Massachusetts, General Obligation Bonds,              9/09 at 101.00         AAA          5,913,350
                 Consolidated Loan Series 1999C, 5.875%, 9/01/17
                 (Pre-refunded to 9/01/09)

        5,285   Massachusetts Development Finance Agency, Assisted Living            12/09 at 102.00         N/R          5,325,166
                 Revenue Bonds, Prospect House Apartment Project, Series 1999,
                 7.000%, 12/01/31

        1,640   Massachusetts Health and Educational Facilities Authority,            7/11 at 100.00         BBB          1,714,226
                 Revenue Bonds, UMass Memorial  Healthcare Project,
                 Series 2001C, 6.500%, 7/01/21

        2,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          1,841,640
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)



                                       12

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.1%

$       4,250   School District of the City of Detroit, Wayne County,                 5/12 at 100.00         AAA        $ 4,665,650
                 Michigan, School Building and Site Improvement Bonds,
                 Unlimited Tax General Obligation, Series 2001A,
                 5.500%, 5/01/20 - FSA Insured

       10,215   City of Detroit, Michigan, Water Supply System Revenue and              No Opt. Call         AAA         12,830,449
                 Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15 -
                 FGIC Insured

        5,100   City of Detroit, Michigan, Water Supply System Revenue Senior         7/11 at 101.00         AAA          6,033,198
                 Lien Bonds, 2001 Series A, 5.750%, 7/01/28 (Pre-refunded
                 to 7/01/11) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 6.3%

        5,000   Dakota County Housing and Redevelopment Authority,                      No Opt. Call         AAA          7,357,850
                 Washington County Housing and Redevelopment Authority
                 and City of Bloomington, Minnesota, Single Family Residential
                 Mortgage Revenue Bonds, Mortgage-Backed Program,
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)

        3,311   City of Eden Prairie, Minnesota, Multifamily Housing Revenue         12/10 at 103.50         Aaa          3,692,229
                 Bonds, Series 2000, GNMA Collateralized Mortgage Loan -
                 Lincoln Parc Project, Series 2000A-1, 6.550%, 12/20/30

        2,860   City of Hopkins, Minnesota, Elderly Housing Revenue Refunding         3/04 at 102.00         AAA          3,043,440
                 Bonds, St. Therese Southwest, Inc. Project, Series 1994A,
                 6.500%, 3/01/19 (Pre-refunded to 3/01/04) - RAAI Insured

       20,000   Minnesota Agricultural and Economic Development Board,               11/10 at 101.00           A         21,709,600
                 Healthcare System Revenue Bonds, Series 2000A, Fairview
                 Health Services, 6.375%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.8%

        7,730   Industrial Development Authority of Kansas City, Missouri,            1/07 at 102.00         AAA          8,344,922
                 Multifamily Housing Revenue Bonds, Series 1997, Royal Woods
                 Apartments Project, 5.600%, 1/01/30 (Alternative Minimum Tax)
                 (Mandatory put 1/01/10)

          830   Missouri Housing Development Commission, Single Family                3/07 at 105.00         AAA            887,287
                 Mortgage Revenue Bonds, Homeownership L Program,
                 1997 Series A-2, 7.300%, 3/01/28 (Alternative Minimum Tax)

        1,250   Health and Educational Facilities Authority of the State              6/11 at 101.00         AAA          1,294,138
                 of Missouri, Revenue Bonds, SSM Health Care Project,
                 Series 2001A, 5.250%, 6/01/28 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.6%

        3,200   Nebraska Higher Education Loan Program, Inc., Student Loan            3/04 at 102.00         AAA          3,293,184
                 Program Revenue Bonds, 1993 Series B, 5.875%, 6/01/14
                 (Alternative Minimum Tax) - MBIA Insured

       11,375   Nebraska Investment Finance Authority, Single Family Housing          3/05 at 101.50         AAA         11,786,547
                 Revenue Bonds, 1995 Series B, 6.450%, 3/01/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.0%

       11,000   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00         AAA         12,157,530
                 Series 2002C, 5.500%, 6/15/19 - MBIA Insured

       14,530   Director of the State of Nevada, Department of Business and           1/10 at 102.00         AAA         16,036,906
                 Industry, Las Vegas Monorail Project Revenue Bonds, 1st Tier
                 Series 2000, 5.625%, 1/01/34 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.0%

        7,770   Metropolitan Transportation Authority, New York, Commuter             7/09 at 100.00         AAA          8,955,547
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27
                 (Pre-refunded to 7/01/09) - FGIC Insured

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series G:
           95    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101.00         Aaa            111,541
        9,905    6.000%, 10/15/26                                                    10/07 at 101.00           A         10,503,955

        7,000   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA          7,756,630
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26 - MBIA Insured

        3,300   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00       AA***          4,069,230
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.500%, 6/15/31 (Pre-refunded to 6/15/10)

        5,000   New York City Transitional Finance Authority, New York, Future        5/10 at 101.00         AA+          5,428,850
                 Tax Secured Bonds, Fiscal 2000 Series C, 5.500%, 11/01/24

       16,445   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA         20,071,780
                 Bonds, Series 6, JFK International Air Terminal LLC Project,
                 7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured


                                       13


                            Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 5.8%

$       2,795   Charlotte, North Carolina, FHA-Insured Mortgage Revenue Bonds,       11/07 at 100.00         AAA        $ 2,985,200
                 Double Oaks Apartments, 7.350%, 5/15/26

       19,775   North Carolina Eastern Municipal Power Agency, Power System           1/07 at 102.00         AAA         22,326,964
                 Revenue Bonds, Refunding Series 1996, 5.875%, 1/01/21 -
                 MBIA Insured

        7,420   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          7,622,195
                 Revenue Bonds, Saint Joseph Health System, Series 2001,
                 5.250%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.6%

        8,650   County of Cuyahoga, Ohio, Hospital Improvement Revenue Bonds,         2/09 at 101.00          A-          9,040,894
                 Series 1999, The Metrohealth System Project, 6.150%, 2/15/29


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.3%

        3,300   Trustees of the Tulsa Municipal Airport Trust, Oklahoma, Revenue     12/08 at 100.00         CCC          1,848,825
                 Bonds, Refunding Series 2000B, 6.000%, 6/01/35 (Alternative
                 Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.2%

       11,000   Commonwealth of Pennsylvania, General Obligation Bonds,              10/09 at 101.00         AAA         12,582,900
                 2nd Series of 1999, 5.750%, 10/01/18 - MBIA Insured

        5,000   City of Philadelphia, Pennsylvania, General Obligation Bonds,         3/11 at 100.00         AAA          5,409,650
                 Series 2000, 5.250%, 9/15/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.3%

        1,500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,647,345
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 5.5%

        4,665   Newport Housing Development Corporation, Rhode Island,                6/03 at 100.00         AAA          5,199,562
                 1995 Multifamily Mortgage Revenue Refunding Bonds,
                 Broadway-West Apartments, FHA-Insured Mortgage Bonds - Section
                 8 Assisted Project, Series A, 6.800%, 8/01/24

       24,000   Rhode Island Health and Educational Building Corporation,             5/07 at 102.00         AAA         26,056,560
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group
                 Issue, Series 1996, 5.750%, 5/15/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.5%

       10,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00          A-          8,592,100
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 14.7%

        3,135   Austin Housing Finance Corporation, Texas, Multifamily Housing       12/10 at 105.00         Aaa          3,585,907
                 Revenue Bonds, Series 2000A, GNMA Collateralized Mortgage
                 Loan - Santa Maria Village Project, 7.375%, 6/20/35
                 (Alternative Minimum Tax)

       13,400   Bexar County Housing Finance Corporation, Texas, Multifamily          5/16 at 100.00         N/R         13,410,988
                 Housing Revenue Bonds, American Opportunity for Housing,
                 Series 2001A, 7.500%, 5/01/33

        3,000   Bexar County Housing Finance Corporation, Texas, Multifamily          5/16 at 100.00         N/R          3,000,000
                 Housing Revenue Bonds, American Opportunity for
                 Housing, Series 2001B, 8.250%, 5/01/33

       18,710   Clear Creek Independent School District, Galveston and Harris         2/10 at 100.00         AAA         20,341,512
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 5.500%, 2/15/22

                Dallas Housing Corporation, Texas, Refunding and Capital Program
                Revenue Bonds, Section 8 Assisted Projects, Series 1990:
          645    7.700%, 8/01/05                                                      8/03 at 100.00        Baa1            645,716
        2,000    7.850%, 8/01/13                                                      8/03 at 100.00        Baa1          2,064,000



                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                Harris County Hospital District, Texas, Refunding Revenue Bonds,
                Series 1990:
$       5,535    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA        $ 6,365,637
        7,640    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          9,015,047

        5,000   Harris County Hospital District, Texas, Refunding Revenue Bonds,      8/10 at 100.00         AAA          5,660,150
                 Series 2000, 6.000%, 2/15/14 - MBIA Insured

        2,256   Heart of Texas Housing Finance Corporation, Multifamily Housing       6/10 at 105.00         AAA          2,571,344
                 Revenue Bonds, Series 2000A, GNMA Collateralized Mortgage
                 Loan - Robinson Garden Project, 7.375%, 6/20/35 (Alternative
                 Minimum Tax)

        3,960   Stafford Economic Development Corporation, Texas, Sales               9/15 at 100.00         AAA          4,306,025
                 Tax Revenue Bonds, Series 2000, 5.500%, 9/01/30 - FGIC Insured

        6,865   Tarrant County Health Facilities Development Corporation,            12/10 at 105.00         Aaa          8,299,442
                 Texas, Mortgage Revenue Bonds, GNMA Collateralized
                 Mortgage Loan - Eastview Nursing Home, Ebony Lake Nursing
                 Center, Ft. Stockton Nursing Center, Lynnhaven Nursing Center
                 and Mission Oaks Manor, Series 2000A-1, 7.500%, 12/20/22

        3,965   Tyler Health Facilities Development Corporation, Texas,              11/07 at 102.00         AAA          4,209,403
                 Hospital Revenue Bonds, East Texas Medical Center,
                 Series 1997C, 5.600%, 11/01/27 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.3%

        1,970   City of Virginia Beach Development Authority, Virginia,              10/14 at 102.00         N/R          1,957,648
                 Multifamily Residential Rental Housing Revenue Bonds, The
                 Hamptons and Hampton Court Apartments Project, Series 1999,
                 7.500%, 10/01/39 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.1%

       17,075   Port of Seattle, Washington, Limited Tax General Obligation          12/10 at 100.00         AA+         18,167,971
                 Bonds, 2000 Series B, 5.750%, 12/01/25 (Alternative Minimum Tax)

        5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,            10/11 at 100.00         AAA          5,424,700
                 5.625%, 4/01/17 (Alternative Minimum Tax) - FGIC Insured

       16,750   Port of Seattle, Washington, Revenue Bonds, Series 2000A,             8/10 at 100.00         AAA         18,384,800
                 5.625%, 2/01/30 - MBIA Insured

          175   State of Washington, General Obligation Bonds, Series 1993A,         10/03 at 100.00      AA+***            177,683
                 4.750%, 10/01/13 (Pre-refunded to 10/01/03)

       16,060   Washington Public Power Supply System, Nuclear Project No. 3          7/03 at 102.00         AAA         16,502,935
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15
                 (Pre-refunded to 7/01/03) - MBIA Insured

        4,500   Washington Public Power Supply System, Nuclear Project                7/03 at 102.00         Aa1          4,598,820
                 No. 3 Refunding Revenue Bonds, Series 1993C,
                 5.375%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.7%

        4,850   State of Wisconsin, General Obligation Bonds, Series 2001-1             No Opt. Call         AAA          5,595,397
                 Refunding, 5.500%, 5/01/13 - MBIA Insured

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Series 2000, Eagle River Memorial Hospital, Incorporated
                Project:

        1,000    5.750%, 8/15/20 - RAAI Insured                                       8/10 at 101.00          AA          1,068,360
        3,000    5.875%, 8/15/30 - RAAI Insured                                       8/10 at 101.00          AA          3,206,908
------------------------------------------------------------------------------------------------------------------------------------
$     780,417   Total Long-Term Investments (cost $783,930,457) - 149.3%                                                849,627,883
=============-----------------------------------------------------------------------------------------------------------------------



                                       15


                            Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.1%

$       1,000   Michigan Strategic Fund, Variable Rate Demand Limited                                        A-1        $ 1,000,000
                 Obligation Revenue Bonds, Series 2001A, Detroit
                 Symphony Orchestra Project, 1.350%, 6/01/31+

        2,000   Multnomah County, Oregon, Higher Education Revenue                                        VMIG-1          2,000,000
                 Bonds, Series 1999, Concordia University Project, Variable
                 Rate Demand Bonds, 1.400%, 12/01/29+

        3,300   Nebraska Educational Finance Authority, Variable Rate                                     VMIG-1          3,300,000
                 Demand Revenue Bonds, Creighton Refunding, Series 2001,
                 1.350%, 8/01/31+
------------------------------------------------------------------------------------------------------------------------------------
$       6,300   Total Short-Term Investments (cost $6,300,000)                                                            6,300,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $790,230,457) - 150.4%                                                          855,927,883
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                     14,188,191
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.9)%                                                       (301,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $569,116,074
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligation with respect to these bonds and thus has stopped accruing interest.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       16


                            Nuveen Select Quality Municipal Fund, Inc. (NQS)
                            Portfolio of
                                    INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.0%

$       4,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101.00         AAA        $ 4,595,640
                 Warrants, Series 1999-A, 5.375%, 2/01/36 (Pre-refunded
                 to 2/01/09) - FGIC Insured

       10,000   Health Care Authority of Lauderdale County and the City               7/10 at 102.00         AAA         11,211,100
                 of Florence, Alabama, Series 2000A, Coffee Health Group
                 Project, 6.000%, 7/01/29 - FSA Insured

        5,155   Phenix City Industrial Development Board, Alabama,                    5/12 at 100.00         BBB          5,152,680
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Project, 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.1%

        4,500   City of Little Rock, Arkansas, Hotel and Restaurant Gross               No Opt. Call          A3          5,659,290
                 Receipts Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 0.1%

          550   California Pollution Control Financing Authority, Pollution Control   4/11 at 102.00         AAA            599,742
                 Refunding Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A Remarketed, 5.350%, 12/01/16 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 8.4%

       11,000   State of Colorado Department of Transportation, Revenue               6/10 at 100.50         AAA         13,098,580
                 Anticipation Bonds, Series 2000, 6.000%, 6/15/15
                 (Pre-refunded to 6/15/10) - AMBAC Insured

        9,250   Colorado Health Facilities Authority, Remarketed Revenue              7/06 at 102.00           A          9,546,370
                 Bonds, 1994 Series A, Kaiser Permanente Project,
                 5.350%, 11/01/16

       16,995   City and County of Denver, Colorado, Airport System Revenue          11/10 at 100.00         AAA         17,954,368
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23
                 (Alternative Minimum Tax) - AMBAC Insured

       12,355   Northwest Parkway Public Highway Authority, Colorado, Revenue          6/11 at 40.52         AAA          3,220,578
                 Bonds, Series 2001B, Senior Bonds, 0.000%, 6/15/26 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.7%

        9,285   Connecticut Development Authority, Health Facility Refunding          8/04 at 102.00         N/R          8,755,848
                 Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                 Inc. Project, Series 1994A, 7.250%, 8/15/21


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.2%

                District of Columbia, Washington D.C., General Obligation Bonds,
                Series 1998B:
        5,000    6.000%, 6/01/19 - MBIA Insured                                         No Opt. Call         AAA          6,041,300
        7,265    5.250%, 6/01/26 - FSA Insured                                        6/08 at 101.00         AAA          7,498,933

        3,380   District of Columbia Tobacco Settlement Financing Corporation,        5/11 at 101.00          A-          3,108,079
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 6.250%, 5/15/24


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.8%

        5,665   Florida Housing Finance Corporation, Housing Revenue Bonds,           7/10 at 100.00         AAA          6,007,393
                 Park at Palm Bay Project , 2000 Series R-2, 5.875%, 7/01/32
                 (Alternative Minimum Tax) - FSA Insured

        4,550   JEA, Florida, Water and Sewer System Revenue Bonds,                   4/07 at 100.00         AAA          4,870,138
                 Series 2002A, 5.375%, 10/01/30 - MBIA Insured

                Lee County, Florida, Airport Revenue Bonds, Series 2000A:
        3,075    5.875%, 10/01/18 (Alternative Minimum Tax) - FSA Insured            10/10 at 101.00         AAA          3,396,614
        4,860    5.875%, 10/01/19 (Alternative Minimum Tax) - FSA Insured            10/10 at 101.00         AAA          5,345,563


                                       17


                            Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.8%

$       3,750   City of Atlanta, Georgia, Airport General Revenue Bonds,              1/10 at 101.00         AAA        $ 3,928,875
                 Series 2000B, 5.625%, 1/01/30 (Alternative Minimum
                 Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 15.7%

        5,000   City of Chicago, Illinois, General Obligation Bonds, Project and      1/06 at 102.00         AAA          5,101,900
                 Refunding Bonds, Series 1996B, 5.125%, 1/01/25 - FGIC Insured

        5,865   City of Chicago, Illinois, General Obligation Bonds, Neighborhoods    7/10 at 101.00         AAA          7,195,475
                 Alive 21 Program, Series 2000A, 6.500%, 1/01/35 (Pre-refunded to 7/01/10) - FGIC Insured

                School Reform Board of Trustees of the Board of Education of the
                City of Chicago, Illinois, Unlimited Tax General Obligation
                Bonds, Dedicated Tax Revenues, Series 1997:
        4,000    5.750%, 12/01/20 - AMBAC Insured                                    12/07 at 102.00         AAA          4,522,960
       10,000    5.750%, 12/01/27 - AMBAC Insured                                    12/07 at 102.00         AAA         11,062,800

        7,555   School Reform Board of Trustees of the Board of Education            12/07 at 102.00         AAA          7,927,688
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds, Dedicated Tax Revenues, Series 1997A, 5.250%, 12/01/27 -
                 AMBAC Insured

        3,415   School Reform Board of Trustees of the Board of Education of            No Opt. Call         AAA          1,036,350
                 the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds, Dedicated Tax Revenues, Series 1998A, 0.000%, 12/01/25 -
                 FGIC Insured

        5,000   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call          Ca          1,287,500
                 Special Facility Revenue Bonds, United Air Lines Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)##

       15,000   City of Chicago, Illinois, Chicago O'Hare International Airport,      1/11 at 101.00         AAA         15,416,250
                 Second Lien Passenger Facility Charge Revenue Bonds,
                 Series 2001A, 5.375%, 1/01/32 (Alternative Minimum Tax) -
                 AMBAC Insured

                City of Chicago, Illinois, Chicago O'Hare International Airport,
                Second Lien Passenger Facility Charge Revenue Bonds, Series
                2001C:
        3,770    5.100%, 1/01/26 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          3,802,610
        5,360    5.250%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          5,454,818

        2,000   Illinois Health Facilities Authority, Revenue Bonds, Midwest          2/11 at 102.00         Aaa          2,112,340
                 Care Center, Inc., Series 2001, 5.950%, 2/20/36

                Illinois Health Facilities Authority, Revenue Bonds, Condell
                Medical Center, Series 2002:
       10,000    5.750%, 5/15/22                                                      5/12 at 100.00          A3         10,410,800
        4,000    5.500%, 5/15/32                                                      5/12 at 100.00          A3          4,061,080

        2,920   Metropolitan Pier and Exposition Authority, Illinois, McCormick       6/12 at 101.00         AAA          2,991,190
                 Place Expansion Project Revenue Bonds, Series 2002A,
                 5.000%, 12/15/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.0%

        4,640   Avon Community School Building Corporation, Hendricks                 7/04 at 101.00         AAA          4,922,019
                 County, Indiana, First Mortgage Bonds, Series 1994,
                 5.500%, 1/01/16 (Pre-refunded to 7/01/04) - MBIA Insured

        4,675   Beacon Heights Housing Development Corporation, Indiana,              6/03 at 100.00         AAA          4,683,228
                 1991 Multifamily Mortgage Revenue Refunding Bonds,
                 FHA-Insured Mortgage - Section 8 Assisted Project, Series A,
                 7.625%, 2/01/21

        4,920   Indiana Housing Finance Authority, Single Family Mortgage             1/10 at 100.00         Aaa          5,191,043
                 Revenue Bonds, 2000 Series D-3, 5.950%, 7/01/26 (Alternative
                 Minimum Tax)

        5,125   City of Indianapolis, Indiana, Economic Development Revenue           7/06 at 102.00           D          2,050,000
                 Bonds, Willowbrook Apartments Project, Senior Series 1996A,
                 6.500%, 7/01/26#

          990   Michigan City Housing Development Corporation, Indiana,               6/03 at 100.00         AAA            992,030
                 1991 Multifamily Mortgage Revenue Refunding Bonds,
                 FHA-Insured Mortgage - Section 8 Assisted Project, Series A,
                 7.625%, 2/01/21

        7,660   Hospital Authority of St. Joseph County, Indiana, Health              2/11 at 100.00         AAA          8,104,433
                 System Revenue Bonds, Series 2000, Memorial Health System,
                 5.625%, 8/15/33 - AMBAC Insured



                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.0%

$       5,000   Burlington, Kansas, Environmental Improvement Revenue Bonds,            No Opt. Call          A2        $ 5,171,650
                 Kansas City Power and Light Company Project, Series 1998A,
                 4.750%, 9/01/15 (Mandatory put 10/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.6%

        3,015   Lakeland Wesley Village, Inc., Kentucky, Mortgage Revenue             5/03 at 100.00         N/R          3,042,256
                 Refunding Bonds, Lakeland Wesley Village Section 8
                 Assisted Project - FHA Insured Mortgage, Series 1991,
                 7.500%, 11/01/21


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.7%

        7,500   Maryland Health and Higher Educational Facilities Authority,          7/09 at 101.00       AA***          8,939,850
                 Revenue Bonds, Johns Hopkins University Issue, Series 1999,
                 6.000%, 7/01/39 (Pre-refunded to 7/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.8%

        7,375   Boston Housing Development Corporation, Massachusetts,                1/04 at 102.00         AAA          7,484,814
                 Mortgage Revenue Refunding Bonds,  Series 1994A, FHA-Insured
                 Mortgage Loans - Section 8 Assisted Projects, 5.500%, 7/01/24 -
                 MBIA Insured

        1,885   Massachusetts Educational Financing Authority, Education             12/09 at 101.00         AAA          2,093,556
                 Loan Revenue and Refunding Bonds, Issue G, Series 2000A,
                 5.700%, 12/01/11 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 8.9%

       10,000   City of Detroit, Michigan, Sewage Disposal System Revenue             1/10 at 101.00         AAA         11,716,100
                 Bonds, Series 1999-A, 5.750%, 7/01/26 (Pre-refunded to
                 1/01/10) - FGIC Insured

        3,625   Fowlerville Community Schools, Counties of Livingston, Ingham         5/07 at 100.00         AAA          4,111,004
                 and Shiawassee, State of Michigan, 1996 School Building
                 and Site Bonds, 5.600%, 5/01/26 (Pre-refunded to 5/01/07) -
                 MBIA Insured

        3,275   Michigan State Hospital Finance Authority, Revenue and                8/03 at 102.00        BBB-          2,921,890
                 Refunding Bonds, Detroit Medical Center Obligated Group,
                 Series 1993A, 6.500%, 8/15/18

        6,525   Michigan State Hospital Finance Authority, Revenue Bonds,            11/09 at 101.00         AAA          7,733,365
                 Ascension Health Credit Group, Series 1999A, 5.750%, 11/15/16
                 (Pre-refunded to 11/15/09) - MBIA Insured

        6,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue         9/11 at 100.00          A-          6,169,260
                 Bonds, Detroit Edison Company Pollution Control Project Bonds,
                Collateralized Series 1999C, Fixed-Rate Conversion,
                 5.650%, 9/01/29 (Alternative Minimum Tax)

        7,500   Michigan Strategic Fund, Limited Obligation Revenue Bonds,           12/12 at 100.00         AAA          7,794,375
                 Detroit Edison Company, Series 2002C Refunding,
                 5.450%, 12/15/32 (Alternative Minimum Tax) - XLCA Insured

        5,900   City of Royal Oak Hospital Finance Authority, Michigan,              11/11 at 100.00         AAA          6,073,696
                 Hospital Revenue Bonds, William Beaumont Hospital,
                 Series 2001M, 5.250%, 11/15/35 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.9%

          860   Chisago County, Southcentral Minnesota Multi-County and               3/04 at 102.85         AAA            892,689
                 Stearns County, Housing and Redevelopment Authorities,
                 Single Family Mortgage Revenue Refunding Bonds, Fannie
                 Mae Mortgage-Backed Securities Program, Series 1994B,
                 7.050%, 9/01/27 (Alternative Minimum Tax)

        7,000   Minneapolis - St. Paul Metropolitan Airports Commission,              1/11 at 100.00         AAA          7,320,740
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/32 - FGIC Insured

        6,475   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+          6,817,722
                 Bonds, 2000 Series C, 6.100%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

        1,500   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          1,542,285
                 Agency, Metrolink Cross County Extension Project, Mass
                 Transit Sales Tax Appropriation Bonds, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.8%

        9,080   Nebraska Investment Finance Authority, Single Family Housing          3/05 at 101.50         AAA          9,368,926
                 Revenue Bonds, 1995 Series A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)



                                       19


                            Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 8.7%

$       4,885   Clark County, Nevada, General Obligation Limited Tax Bank Bonds,      7/10 at 100.00          AA        $ 5,447,068
                 Series 2000, 5.500%, 7/01/18

        7,500   Clark County, Nevada, Airport System Subordinate Lien Revenue         7/10 at 101.00         AAA          8,956,425
                 Bonds, Series 1999A, 6.000%, 7/01/29 (Pre-refunded to
                 7/01/10) - MBIA Insured

       10,000   Clark County School District, Nevada, General Obligation -            6/06 at 101.00         AAA         11,405,800
                 Limited Tax School Improvement Bonds, Series 1996,
                 6.000%, 6/15/15 (Pre-refunded to 6/15/06) - FGIC Insured

        1,650   Director of the State of Nevada, Department of Business and           1/10 at 102.00         AAA          1,818,878
                 Industry, Las Vegas Monorail Project Revenue Bonds, 1st
                 Tier Series 2000, 5.625%, 1/01/32 - AMBAC Insured

       10,000   Truckee Meadows Water Authority, Nevada, Water Revenue                7/11 at 100.00         AAA         10,408,800
                 Bonds, Series 2001A, 5.250%, 7/01/34 - FSA Insured

        6,000   Reno-Sparks Convention and Visitors Authority, Washoe                 1/10 at 100.00         AAA          7,193,400
                 County, Nevada, General Obligation - Limited Tax Revenue
                 Bonds, Series 1999A, 6.375%, 7/01/23 (Pre-refunded
                 to 1/01/10) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 5.8%

        3,000   New Jersey Housing and Mortgage Finance Agency, Multifamily          11/07 at 101.50         AAA          3,133,680
                 Housing Revenue Bonds, 1997 Series, 5.550%, 5/01/27
                 (Alternative Minimum Tax) - AMBAC Insured

       17,670   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/10 at 100.00         AAA         18,754,761
                 Revenue Bonds, 2000 Series CC, 5.850 %, 10/01/25 (Alternative
                 Minimum Tax) - MBIA Insured

        9,645   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00          A-          8,223,134
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 4.4%

        8,500   City of Farmington, New Mexico, Pollution Control Revenue             4/06 at 101.00        BBB-          8,393,835
                 Refunding Bonds, Series 1997B, Public Service Company of
                 New Mexico - San Juan Project, 5.800%, 4/01/22

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds, Presbyterian Healthcare Services, Series 2001A:
        8,000    5.500%, 8/01/25                                                      8/11 at 101.00          A+          8,212,240
        6,200    5.500%, 8/01/30                                                      8/11 at 101.00          A+          6,323,318


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 15.2%

        7,000   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AA-          7,211,190
                 Service Contract Refunding Bonds, Series 2002A,
                 5.125%, 1/01/29

                City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series G:
           90    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101.00         Aaa            105,671
        9,200    6.000%, 10/15/26                                                    10/07 at 101.00           A          9,756,324

        5,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          5,106,350
                 Water and Sewer System Revenue Bonds, Fiscal 1999,
                 Series B, 5.000%, 6/15/29 - FSA Insured

        6,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          6,550,200
                 Water and Sewer System Revenue Bonds, Fiscal 2000,
                 Series A, 5.500%, 6/15/32 - FGIC Insured

        2,255   New York City Transit Authority, Metropolitan Transportation          1/10 at 101.00         AAA          2,548,105
                 Authority, Triborough Bridge and Tunnel  Authority,
                 New York, Certificates of Participation, Series 2000A,
                 5.750%, 1/01/20 - AMBAC Insured

        9,750   New York City Transitional Finance Authority, New York,               5/10 at 101.00      AA+***         11,688,983
                 Future Tax Secured Bonds, Fiscal 2000, Series B,
                 6.000%, 11/15/29 (Pre-refunded to 5/15/10)

       10,000   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00           A         10,775,600
                 Lease Revenue Bonds, City of New York Issue, Series 1999,
                 6.000%, 5/15/39

        5,650   Dormitory Authority of the State of New York, Mental Health           8/09 at 101.00         AAA          5,920,692
                 Services Facilities Improvement Revenue Bonds,
                 Series 1999D, 5.250%, 8/15/24 - FSA Insured

        5,585   State of New York Mortgage Agency, Homeowner Mortgage                 3/09 at 101.00         Aa1          5,771,092
                 Revenue Bonds, 1999 Series 79, 5.300%, 4/01/29
                 (Alternative Minimum Tax)

            5   New York State Medical Care Facilities Finance Agency,                8/03 at 101.00         AA-              5,073
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1991 Series D, 7.400%, 2/15/18

        7,545   New York State Urban Development Corporation, 1996                    7/06 at 102.00         AAA          8,204,056
                 Corporate Purpose Senior Lien Bonds, 5.500%, 7/01/26

        5,000   New York State Urban Development Corporation, Correctional              No Opt. Call         AA-          5,565,900
                 and Youth Facilities Service Contract Revenue Bonds,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)



                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.6%

$      18,555   North Carolina Eastern Municipal Power Agency, Power System           7/03 at 100.00         AAA        $18,614,933
                 Revenue Bonds, Refunding Series 1993, 5.500%, 1/01/17 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 2.1%

       10,000   City of Grand Forks, North Dakota, Sales Tax Revenue Bonds,          12/07 at 100.00         AAA         11,032,600
                 Aurora Project, Series 1997A, 5.625%, 12/15/29 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.3%

                County of Montgomery, Ohio, Hospital Facilities Revenue Bonds,
                Series 1999, Kettering Medical Center Network Obligated Group:
        5,000    6.750%, 4/01/18                                                      4/10 at 101.00        BBB+          5,466,650
        5,000    6.750%, 4/01/22                                                      4/10 at 101.00        BBB+          5,376,300

        1,265   Ohio Housing Finance Agency, Residential Mortgage Revenue             8/10 at 100.00         Aaa          1,350,881
                 Bonds, 2000 Series C, Mortgage-Backed Securities Program,
                 6.050%, 3/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.1%

       10,000   Trustees of the Tulsa, Oklahoma, Municipal Airport Trust,            12/08 at 100.00         CCC          5,652,700
                 Revenue Bonds, Refunding Series 2001B, American Airlines,
                 Inc., 5.650%, 12/01/35 (Alternative Minimum Tax) (Mandatory
                 put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.0%

           95   Delaware River Port Authority, New Jersey and Pennsylvania,           1/10 at 100.00         AAA            108,705
                 Revenue Bonds, Series of 1999, 5.750%, 1/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 8.0%

       10,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-         11,243,200
                 Purchase Revenue Bonds, Series 2002, 6.000%, 12/01/21

        3,750   Greenwood County, South Carolina, Hospital Revenue Bonds,            10/11 at 100.00          A+          3,788,813
                 Self Memorial Hospital, Series 2001, 5.500%, 10/01/31

        2,500   Lexington County Health Services District, South Carolina,           11/13 at 100.00           A          2,619,475
                 Hospital Revenue Bonds, Series 2003 Refunding and
                 Improvement, 5.750%, 11/01/28

        5,000   Oconee County, South Carolina, Pollution Control Facilities          10/03 at 102.00         Aa3          5,117,350
                 Revenue Refunding Bonds, Series 1993, Duke Power
                 Company Project, 5.800%, 4/01/14

        2,330   South Carolina State Housing Finance and Development                  6/10 at 100.00         Aaa          2,386,083
                 Authority, Mortgage Revenue Bonds,  Series 2000 A-2,
                 6.000%, 7/01/20 (Alternative Minimum Tax) - FSA Insured

                Tobacco Settlement Revenue Management Authority, South Carolina,
                Tobacco Settlement Asset-Backed Bonds, Series 2001B:
       11,530    6.000%, 5/15/22                                                      5/11 at 101.00          A-         10,399,483
        4,000    6.375%, 5/15/28                                                      5/11 at 101.00          A-          3,436,840
        3,000    6.375%, 5/15/30                                                        No Opt. Call          A-          2,567,040


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.2%

        2,500   Education Loans Incorporated, South Dakota, Tax-Exempt                6/08 at 102.00          A2          2,587,250
                 Fixed-Rate Student Loan Asset-Backed Callable Notes,
                 Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative
                 Minimum Tax)

        6,695   City of Sioux Falls, South Dakota, Industrial Revenue Refunding      10/14 at 100.00         AAA          8,925,439
                 Bonds, Series 1989, Great Plains Hotel Corporation Project,
                 8.500%, 11/01/16 (Alternative Minimum Tax) (Pre-refunded
                 to 10/15/14)


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 6.6%

        5,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa2          5,217,600
                 Tennessee, Hospital Facilities Revenue Bonds, Baptist Health
                 System of East Tennessee, Series 2002, 6.500%, 4/15/31

       20,060   Knox County Health, Educational and Housing Facilities Board,          1/13 at 80.49         AAA         10,303,418
                 Tennessee, Hospital Facilities Revenue Bonds, Covenant
                 Health, Series 2002A Refunding, 0.000%, 1/01/17 - FSA Insured

       12,500   Health and Educational Facilities Board of the Metropolitan          11/09 at 101.00         AAA         14,874,750
                 Government of Nashville and Davidson County, Tennessee,
                 Revenue Bonds, Ascension Health Credit Group, Series 1999A,
                 5.875%, 11/15/28 (Pre-refunded to 11/15/09) - AMBAC Insured


                                       21


                            Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)


    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE (continued)

                Tennessee Housing Development Agency, Homeownership
                Program Bonds, Issue 2000-1:
$       1,785    5.750%, 7/01/10 (Alternative Minimum Tax)                              No Opt. Call          AA        $ 1,972,657
        2,145    6.000%, 7/01/13 (Alternative Minimum Tax) - MBIA Insured             7/10 at 101.00         AAA          2,350,212


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 13.6%

       10,000   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call         BBB          9,764,000
                 Refunding Bonds, TXU Electric Company Project,
                 Series 2001C, 5.750%, 5/01/36 (Alternative Minimum
                 Tax) (Mandatory put 11/01/11)

        5,110   Brazos River Authority, Texas, Pollution Control Revenue Refunding    4/13 at 101.00         BBB          5,334,636
                 Bonds, TXU Electric Company Project, Series 1999C,
                 7.700%, 4/01/32 (Alternative Minimum Tax)

        4,500   Brazos River Authority, Texas, Revenue Refunding Bonds,              12/08 at 102.00        BBB-          4,697,415
                 Reliant Energy Incorporated Project, Series 1999B,
                 7.750%, 12/01/18

          150   Comal County Health Facilities Development Corporation, Texas,        7/03 at 101.00         AAA            152,132
                 Hospital Revenue Refunding Bonds, McKenna Memorial
                 Hospital, FHA-Insured Project, Series 1991, 7.375%, 1/15/21

        5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue      12/11 at 100.00         AAA          5,597,735
                 Bonds, Series 2001A, 5.000%, 12/01/31 - AMBAC Insured

        1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/11 at 101.00         BBB          1,569,623
                 Revenue Bonds, Valero Energy Corporation Project,
                 Series 2001, 6.650%, 4/01/32 (Alternative Minimum Tax)

        4,590   City of Houston, Texas, Airport System Subordinate Lien               7/10 at 100.00         AAA          4,781,770
                 Revenue Bonds, Series 2000A, 5.625%, 7/01/30 (Alternative
                 Minimum Tax) - FSA Insured

        3,500   City of Houston, Texas, Water and Sewer System Junior Lien           12/12 at 100.00         AAA          3,570,665
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 -
                 FSA Insured

        5,000   Katy Independent School District, Counties of Harris, Fort Bend       2/12 at 100.00         AAA          5,107,000
                 and Waller, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/27

        9,000   Matagorda County Navigation District Number One, Texas,                 No Opt. Call         AAA          9,275,670
                 Collateralized Revenue Refunding Bonds, Houston Lighting
                 and Power Company Project, Series 1997, 5.125%, 11/01/28
                 (Alternative Minimum Tax) - AMBAC Insured

        1,355   Panhandle Regional Housing Finance Corporation, Texas,                5/03 at 100.00         AAA          1,365,122
                 Single Family Mortgage Revenue Bonds, GNMA Mortgage-
                 Backed Securities Program, Series 1991A, 7.500%, 5/01/24
                 (Alternative Minimum Tax)

        4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00        Baa2          4,770,265
                 System Revenue Refunding Bonds, Series 2002A,
                 6.000%, 10/01/21

        5,500   Spring Independent School District, Harris County, Texas,             8/11 at 100.00         AAA          5,617,535
                 Unlimited Tax Schoolhouse Bonds, Series 2001,
                 5.000%, 8/15/26

        4,520   State of Texas, General Obligation Bonds, Water Financial             8/09 at 100.00         Aa1          4,869,758
                 Assistance, Series 1999C, State Participation Program,
                 5.500%, 8/01/35

        4,560   Winter Garden Housing Finance Corporation, Texas, Single              4/04 at 103.00         AAA          4,735,788
                 Family Mortgage Revenue Bonds, GNMA and FNMA
                 Mortgage-Backed Securities Program, Series 1994,
                 6.950%, 10/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 4.8%

        5,015   Intermountain Power Agency, Utah, Power Supply Revenue                7/03 at 102.00         AAA          5,152,461
                 Refunding Bonds, 1993 Series A, 5.500%, 7/01/20 (Pre-refunded to 7/01/03) - AMBAC Insured

        3,565   Utah Associated Municipal Power System, Revenue Bonds,                4/13 at 100.00         AAA          3,670,274
                 Payson Power Project, Series 2003A, 5.000%, 4/01/24 -
                 FSA Insured

       16,050   Utah County, Utah, Hospital Revenue Bonds, Series 1997,               8/07 at 101.00         AAA         16,363,938
                 IHC Health Services, Inc., 5.250%, 8/15/26 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 2.5%

                Vermont Educational and Health Buildings Financing Agency,
                Hospital Revenue Bonds, Fletcher Allen Health Care Project,
                Series 2000A:
        3,720    6.125%, 12/01/15 - AMBAC Insured                                    12/10 at 101.00         AAA          4,289,532
        4,265    6.250%, 12/01/16 - AMBAC Insured                                    12/10 at 101.00         AAA          4,961,901

        3,820   Vermont Housing Finance Agency, Single Family Housing Bonds,         11/09 at 100.00         AAA          4,004,659
                 Series 13A, 5.950%, 11/01/25 (Alternative Minimum Tax) -
                 FSA Insured


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.3%

$       8,810   Public Utility District No. 1 of Chelan County, Washington,           7/11 at 101.00         AAA        $ 9,272,437
                 Chelan Hyrdo Consolidated System Revenue Bonds,
                 Series 2001A, 5.600%, 1/01/36 (Alternative Minimum Tax) -
                 MBIA Insured

        7,225   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA          7,929,582
                 Terminal 18 Project, Series 1999B, 6.000%, 9/01/20
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.7%

       10,000   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00          A-          9,003,600
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        5,000   Madison, Wisconsin, Industrial Development Revenue Refunding          4/12 at 100.00         AA-          5,208,145
                 Bonds, Madison Gas and Electric  Company Projects,
                 Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     770,890   Total Long-Term Investments (cost $739,401,660) - 149.7%                                                781,450,380
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.4%

        5,000   Alachua County Health Facilities Authority, Florida, Continuing                           VMIG-1          5,000,000
                 Care Retirement Community Bonds, Oak Hammock at the
                 University of Florida Project, Series 2002A, Variable Rate
                 Demand Obligations, 1.350%, 10/01/32+

        2,500   Health and Educational Facilities Authority of the State                                    A-1+          2,500,000
                 of Missouri, Variable Rate Demand Facilities Revenue Bonds,
                 St. Francis Medical Center, Series 1996A, 1.350%, 6/01/26+
------------------------------------------------------------------------------------------------------------------------------------
$       7,500   Total Short-Term Investments (cost $7,500,000)                                                            7,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $746,901,660) - 151.1%                                                          788,950,380
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                     12,338,964
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.4)%                                                       (279,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $522,289,344
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    # Non-income producing security. In the case of a bond, non-income producing generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    ## On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligation with respect to these bonds and thus has stopped accruing interest.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       23


                            Nuveen Quality Income Municipal Fund, Inc. (NQU)
                            Portfolio of
                                    INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.3%

$       3,500   Governmental Utility Services Corporation of the City of              6/08 at 102.00         AAA        $ 3,639,790
                 Bessemer, Alabama, Water Supply Revenue Bonds, Series 1998,
                 5.200%, 6/01/24 - MBIA Insured

                Jefferson County, Alabama, Sewer Revenue Capitol Improvement
                Warrants, Series 2001A:
        7,475    5.500%, 2/01/31 (Pre-refunded to 2/01/11) - FGIC Insured             2/11 at 101.00         AAA          8,657,769
       13,310    5.500%, 2/01/31 - FGIC Insured                                       2/11 at 101.00         AAA         14,228,390


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7%

        5,835   Alaska Housing Finance Corporation, Governmental Purpose             12/05 at 102.00         AAA          6,040,450
                 Bonds, 1995 Series A, 5.875%, 12/01/30 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 2.5%

        5,350   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          5,507,878
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/28 - MBIA Insured

        5,000   Industrial Development Authority of the County of Maricopa,           9/10 at 103.00         AAA          5,319,850
                 Arizona, Multifamily Housing Revenue Bonds, Bay Club at
                 Mesa Cove Project, Series 2000A, 5.800%, 9/01/35 -
                 MBIA Insured

        1,000   City of Mesa, Arizona, Utility System Revenue Refunding Bonds,          No Opt. Call         AAA          1,142,900
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

        8,010   Salt River Project Agricultural Improvement and Power                 1/12 at 101.00          AA          8,364,683
                 District, Arizona, Salt River Project Electric System Refunding
                 Revenue Bonds, 2002 Series A, 5.125%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.6%

        4,485   Arkansas Development Finance Authority, Single Family                 7/05 at 102.00         AAA          4,723,916
                 Mortgage Revenue Bonds, 1995 Series B, Mortgage-Backed
                 Securities Program, 6.700%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.0%

        3,000   California Health Facilities Financing Authority, Kaiser              5/03 at 102.00           A          3,025,650
                 Permanente Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        5,000   State of California, General Obligation Veterans Welfare Bonds,      12/03 at 102.00         AA-          5,058,750
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

       10,000   State of California, Various Purpose General Obligation Bonds,        4/09 at 101.00         AAA          9,947,900
                 4.750%, 4/01/29 - MBIA Insured

        1,000   State of California Department of Water Resources, Power              5/12 at 101.00          A3          1,113,720
                 Supply Revenue Bonds, Series 2002A, 5.750%, 5/01/17

       17,000   State Public Works Board of the State of California, Lease           11/04 at 102.00         Aaa         18,824,780
                 Revenue Bonds, Department of Corrections, 1994 Series A,
                 California State Prison, Monterey County (Soledad II),
                 7.000%, 11/01/19 (Pre-refunded to 11/01/04)

        8,500   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          8,663,030
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

        2,500   Community Redevelopment Agency of the City of Los Angeles,            7/03 at 100.00      BBB***          2,528,050
                 California, Central Business District Redevelopment Project,
                 Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.6%

       10,000   City and County of Denver, Colorado, Airport System Revenue          11/10 at 100.00         AAA         10,564,500
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23 (Alternative
                 Minimum Tax) - AMBAC Insured

       11,000   E-470 Public Highway Authority, Colorado, Senior Revenue              9/07 at 101.00         AAA         11,110,220
                 Bonds, Series 1997A, 4.750%, 9/01/23 - MBIA Insured

       14,400   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 65.63         AAA          6,721,056
                 Bonds, Series 2000B, 0.000%, 9/01/17 - MBIA Insured

        8,740   Poudre School District R-1, Larimer County, Colorado, General        12/10 at 100.00         AAA          9,343,584
                 Obligation Bonds, Series 2000, 5.125%, 12/15/19 - FGIC Insured


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.6%

$       4,395   City of Bridgeport, Connecticut, General Obligation Bonds,            8/11 at 100.00         AAA        $ 4,842,059
                 Series C, 5.375%, 8/15/17 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.5%

        4,000   Washington Convention Center Authority, Washington, D.C.,            10/08 at 101.00         AAA          4,332,960
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.250%, 10/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.7%

        2,000   Dade County, Florida, Water and Sewer System Revenue Bonds,          10/07 at 102.00         AAA          2,227,860
                 Series 1997, 5.375%, 10/01/16 - FGIC Insured

        5,300   Escambia County Health Facilities Authority, Florida, Revenue           No Opt. Call          AA          5,827,721
                 Bonds, Ascension Health Credit Group, Series 2003A,
                 5.250%, 11/15/14

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00          A-          5,430,150
                 Revenue Bonds, Series 2000, Adventist  Health System/Sunbelt
                 Obligated Group, 6.500%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.4%

       10,000   State of Hawaii, Airports System Revenue Bonds, Refunding             7/10 at 101.00         AAA         11,220,600
                 Series 2000B, 5.750%, 7/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 15.0%

        6,450   City of Chicago, Illinois, General Obligation Bonds,                  7/12 at 100.00         AAA          6,861,704
                 Series 2002A Project and Refunding, 5.000%, 1/01/18 -
                 AMBAC Insured

       32,670   City of Chicago, Illinois, General Obligation Bonds, City Colleges      No Opt. Call         AAA          7,140,682
                 of Chicago Capital Improvement Project, Series 1999,
                 0.000%, 1/01/32 - FGIC Insured

        5,000   City of Chicago, Illinois, General Obligation Bonds, Neighborhoods    7/10 at 101.00         AAA          5,702,950
                 Alive 21 Program, Series 2000A, 6.000%, 1/01/28 -
                 FGIC Insured

        5,045   City of Chicago, Illinois, General Obligation Refunding Bonds,        1/10 at 101.00         AAA          5,629,060
                 Series 2000D, 5.750%, 1/01/30 - FGIC Insured

                Board of Education of the City of Chicago, Illinois, Unlimited
                Tax General Obligation Bonds, Dedicated Revenues, Series 2001C:
        1,000    5.500%, 12/01/18 - FSA Insured                                      12/11 at 100.00         AAA          1,106,150
        3,690    5.000%, 12/01/19 - FSA Insured                                      12/11 at 100.00         AAA          3,888,596
        3,000    5.000%, 12/01/20 - FSA Insured                                      12/11 at 100.00         AAA          3,141,660
        2,000    5.000%, 12/01/21 - FSA Insured                                      12/11 at 100.00         AAA          2,082,780

                Chicago School Reform Board of Trustees of the Board of
                Education, Illinois, Unlimited Tax General Obligation Bonds,
                Dedicated Tax Revenues, Series 1998A:
        9,400    0.000%, 12/01/14 - FGIC Insured                                        No Opt. Call         AAA          5,702,980
        4,400    0.000%, 12/01/15 - FGIC Insured                                        No Opt. Call         AAA          2,513,060

       12,750   City of Chicago, Illinois, Chicago Midway Airport Revenue             1/09 at 101.00         AAA         12,847,155
                 Bonds, Series 1998A, 5.125%, 1/01/35 (Alternative
                 Minimum Tax) - MBIA Insured

                City of Chicago, Illinois, Second Lien Wastewater Transmission
                Revenue Bonds, Series 2000:
        8,000    5.750%, 1/01/25 - MBIA Insured                                       1/10 at 101.00         AAA          8,911,200
        7,750    6.000%, 1/01/30 (Pre-refunded to 1/01/10) - MBIA Insured             1/10 at 101.00         AAA          9,185,843

       11,000   Illinois Health Facilities Authority, Hospital Revenue Bonds,        11/03 at 102.00         AAA         11,536,910
                 Series 1993-A, Hindsdale Hospital, 7.000%, 11/15/19

       10,000   Illinois Health Facilities Authority, Revenue Bonds,                  2/10 at 101.00         AAA         10,824,400
                 Series 2000, Iowa Health System, 5.875%, 2/15/30 -
                 AMBAC Insured

        2,610   Illinois Housing Development Authority, Section 8 Elderly             9/03 at 101.00           A          2,648,941
                 Housing Revenue Bonds, Garden House of Maywood
                 Development, Series 1992, 7.000%, 9/01/18

                Illinois Educational Facilities Authority, Student Housing
                Revenue Bonds, Educational Advancement Foundation Fund -
                University Center Project, Series 2002:
        3,000    6.625%, 5/01/17                                                      5/12 at 101.00        Baa2          3,229,260
        1,800    6.000%, 5/01/22                                                      5/12 at 101.00        Baa2          1,803,348

        5,000   State of Illinois, General Obligation Bonds, Illinois FIRST,         12/10 at 100.00         AAA          5,449,700
                 Series 2000, 5.450%, 12/01/21 - MBIA Insured


                                       25


                            Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       3,400   Joliet Regional Port District Airport Facilities, Illinois, Revenue   7/07 at 103.00         N/R        $ 3,044,836
                 Bonds, Lewis University Airport, Series 1997A,
                 7.250%, 7/01/18 (Alternative Minimum Tax)

        2,270   Metropolitan Pier and Exposition Authority, Illinois,                 6/12 at 101.00         AAA          2,325,343
                 McCormick Place Expansion Project Revenue Bonds,
                 Series 2002A, 5.000%, 12/15/28 - MBIA Insured

        6,000   Metropolitan Pier and Exposition Authority, Illinois,                 6/03 at 102.00         Aaa          6,160,380
                 McCormick Place Expansion Project Revenue Bonds,
                 Series 1992A, 6.500%, 6/15/27 (Pre-refunded to 6/15/03)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.7%

        3,240   Indiana Health Facility Financing Authority, Hospital Revenue         7/12 at 100.00         AAA          3,548,124
                 Bonds, Marion General Hospital Project, Series 2002,
                 5.625%, 7/01/19 - AMBAC Insured

        5,125   City of Petersburg, Indiana, Pollution Control Refunding Revenue     12/04 at 102.00           A          5,491,745
                 Bonds, Series 1995A, Indianapolis Power and Light Company
                 Project, 6.625%, 12/01/24 - ACA Insured

        5,000   Hospital Authority of St. Joseph County, Indiana, Health System       2/08 at 101.00         AAA          4,772,950
                 Bonds, Series 1998A, Memorial Health System,
                 4.625%, 8/15/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.1%

        8,585   Iowa Finance Authority, Hospital Facilities Revenue Bonds,            7/08 at 102.00         AAA          8,713,002
                 Series 1998A, Iowa Health System, 5.125%, 1/01/28 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.6%

        4,585   Unified School District No. 232 of Johnson County, Kansas,            9/10 at 100.00         Aaa          4,749,877
                 General Obligation Bonds, Series 2000, 4.750%, 9/01/19 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.9%

        4,120   Kentucky Housing Corporation, Housing Revenue Bonds, Federally        1/05 at 102.00         AAA          4,282,575
                 Insured or Guaranteed Mortgage Loans, 1995 Series B,
                 6.625%, 7/01/26 (Alternative Minimum Tax)

        2,500   Commonwealth of Kentucky, State Property and Buildings                2/12 at 100.00         AAA          2,748,675
                 Insured or Guaranteed Mortgage Refunding Series 2002,
                 5.375%, 2/01/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.1%

       10,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,          No Opt. Call         AAA         11,473,300
                 Franciscan Missionaries of Our Lady Health System Project,
                 Series 1998A, 5.750%, 7/01/25 - FSA Insured

        5,500   Louisiana Public Facilities Authority, Revenue Bonds, Tulane          7/12 at 100.00         AAA          5,627,600
                 University, Series 2002A, 5.000%, 7/01/32 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 7.5%

        7,405   Massachusetts Health and Educational Facilities Authority,              No Opt. Call         AAA          8,607,424
                 Revenue Bonds, Massachusetts Institute of Technology,
                 2002 Series K, 5.500%, 7/01/32

        6,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          5,524,920
                 Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)

        8,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA          8,572,420
                 System Revenue Bonds, Senior 1997 Series A,
                 5.000%, 1/01/37 - MBIA Insured

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA         13,632,435
                 System Revenue Bonds, 1999 Series A Subordinated,
                 5.000%, 1/01/39 - AMBAC Insured

        6,945   Massachusetts Water Pollution Abatement Trust, Water                  8/09 at 101.00         AAA          7,785,970
                 Pollution Abatement Revenue Bonds, MWRA Program,
                 Series 1999A Subordinated, 5.750%, 8/01/29

       10,000   Massachusetts Water Resources Authority, General Revenue              8/10 at 101.00         AAA         11,200,200
                 Bonds, 2000 Series A, 5.750%, 8/01/39 - FGIC Insured

        5,380   University of Massachusetts Building Authority, Project              11/10 at 100.00         AAA          5,797,757
                 Revenue Bonds, Senior Series 2000-2, 5.250%, 11/01/20 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.1%

        1,000   City of Detroit, Michigan, Water Supply System Revenue Senior         7/11 at 101.00         AAA          1,182,980
                 Lien Bonds, 2001 Series A, 5.750%, 7/01/28 (Pre-refunded
                 to 7/01/11) - FGIC Insured

        7,425   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00          A1          7,839,612
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24



                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.9%

                City of Chaska, Minnesota, Electric Revenue Bonds, Generating
                Facilities, Series 2000A:
$       1,930    6.000%, 10/01/20                                                    10/10 at 100.00          A3        $ 2,086,176
        2,685    6.000%, 10/01/25                                                    10/10 at 100.00          A3          2,864,170

        3,655   Dakota County Housing and Redevelopment Authority, Washington           No Opt. Call         AAA          5,378,588
                 County Housing and Redevelopment  Authority and the City
                 of Bloomington, Minnesota, Single Family Residential Mortgage
                 Revenue Bonds, Mortgage-Backed Program, Series 1988,
                 8.450%, 9/01/19 (Alternative Minimum Tax)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/08 at 101.00         AAA          3,065,460
                 Minnesota, Airport Revenue Bonds, Series 1998A,
                 5.000%, 1/01/30 - AMBAC Insured

        1,685   Minnesota Housing Finance Agency, Single Family Mortgage              1/04 at 102.00         AA+          1,733,393
                 Bonds, 1994 Series J, 6.950%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.9%

        3,110   Canton Housing Development Corporation, Mississippi, 1990               No Opt. Call         AAA          3,803,499
                 Multifamily Mortgage Revenue Refunding Bonds, Canton
                 Estates Apartments Project - FHA-Insured Mortgage Section 8
                 Assisted Project, Series A, 7.750%, 8/01/24

        2,500   Mississippi Hospital Equipment and Facilities Authority, Revenue      1/11 at 101.00         Aaa          2,636,350
                 Bonds, Series 2000, Forrest County General Hospital Project,
                 5.500%, 1/01/27 - FSA Insured

        1,220   Pearl Housing Development Corporation, Mississippi, 1990              5/03 at 100.00         AAA          1,225,136
                 Multifamily Mortgage Revenue Refunding Bonds, Rose Garden
                 Apartments Project - FHA-Insured Mortgage Section 8 Assisted
                 Project, Series A, 7.750%, 8/01/22 (Pre-refunded to 5/23/03)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.8%

        2,400   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,503,920
                 Agency, Metrolink Cross County Extension Project, Mass Transit
                 Sales Tax Appropriation Bonds, Series 2002B, 5.000%, 10/01/23 -
                 FSA Insured

       15,350   The Public Building Corporation of the City of Springfield,             No Opt. Call         AAA          3,862,060
                 Missouri, Leasehold Revenue Bonds, Series 2000A, Jordan
                 Valley Park Projects, 0.000%, 6/01/30 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.1%

        9,465   Nebraska Investment Finance Authority, Single Family Housing          3/05 at 101.50         AAA          9,766,176
                 Revenue Bonds, 1995 Series A, 6.800%, 3/01/35 (Alternative
                 Minimum Tax)

        6,830   Nebraska Investment Finance Authority, Single Family Housing          3/05 at 101.50         AAA          7,077,109
                 Revenue Bonds, 1995 Series B, 6.450%, 3/01/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 7.4%

                Clark County School District, Nevada, General Obligation Bonds,
                Series 2002C:
       34,470    5.000%, 6/15/20 - MBIA Insured                                       6/12 at 100.00         AAA         36,286,914
       12,150    5.000%, 6/15/21 - MBIA Insured                                       6/12 at 100.00         AAA         12,724,938
       10,380    5.000%, 6/15/22 - MBIA Insured                                       6/12 at 100.00         AAA         10,815,649


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.1%

          980   New Hampshire Housing Finance Authority, Single Family                5/03 at 101.00         Aa3            992,368
                 Residential Mortgage Bonds, 1991 Series C, 7.100%, 1/01/23
                 (Pre-refunded to 5/16/03)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.3%

        4,670   Pollution Control Financing Authority of Camden County,               6/03 at 101.00          B2          4,486,189
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

        1,000   New Jersey Building Authority, State Building Revenue Bonds,         12/12 at 100.00         AAA          1,055,050
                 Series 2002A, 5.000%, 12/15/21 - FSA Insured

        2,025   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA          2,433,260
                 System Bonds, 2001 Series B, 6.000%, 12/15/19 (Pre-refunded to 12/15/11) - MBIA Insured

        3,125   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/13 at 100.00          A-          2,769,531
                 Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39


                                       27


                            Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.8%

$       5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue          8/11 at 101.00          A+        $ 6,179,716
                 Bonds, Presbyterian Healthcare Services, Series 2001A,
                 5.500%, 8/01/21


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 24.7%

       25,000   Erie Tobacco Asset Securitization Corporation, Erie County,           7/10 at 101.00          A-         22,674,750
                 New York, Tobacco Settlement Asset-Backed Bonds, Series 2000
                 Senior, 6.125%, 7/15/30

        1,130   Long Island Power Authority, New York, Electric System General        9/11 at 100.00          A-          1,163,561
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       15,000   Metropolitan Transportation Authority, New York, Dedicated Tax        4/10 at 100.00         AAA         17,823,450
                 Fund Bonds, Series 2000A, 6.000%, 4/01/30 (Pre-refunded
                 to 4/01/10) - FGIC Insured

        2,080   Niagara Falls Housing and Commercial Rehabilitation Corporation,        No Opt. Call          AA          2,438,925
                 New York, 1992 Multifamily Mortgage Revenue Refunding
                 Bonds, FHA-Insured Mortgage Section 8 Assisted Project,
                 7.350%, 8/01/23

       12,500   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00          A3         11,657,000
                 Tobacco Settlement Asset-Backed Bonds, Series A,
                 6.400%, 7/15/33

        5,475   The City of New York, New York, General Obligation Bonds,             8/04 at 101.00         Aaa          5,959,154
                 Fiscal 1995 Series B1, 7.250%, 8/15/19 (Pre-refunded to 8/15/04)

       14,800   The City of New York, New York, General Obligation Bonds,             6/07 at 101.00         AAA         16,389,372
                 Fiscal 1997 Series M, 5.500%, 6/01/17 - AMBAC Insured

        6,700   The City of New York, New York, General Obligation Bonds,             2/05 at 101.00         Aaa          7,398,274
                 Fiscal 1995 Series F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

                The City of New York, New York, General Obligation Bonds, Fiscal
                2002 Series G:
          950    5.000%, 8/01/17                                                      8/12 at 100.00           A            972,905
       10,545    5.750%, 8/01/18                                                      8/12 at 100.00           A         11,395,981

        5,000   The City of New York, New York, General Obligation Bonds,             8/12 at 100.00           A          5,419,150
                 Fiscal 2003 Series A, 5.750%, 8/01/16

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series H:
           45    6.125%, 8/01/25 (Pre-refunded to 8/01/07)                            8/07 at 101.00        A***             52,819
        5,955    6.125%, 8/01/25                                                      8/07 at 101.00           A          6,579,144

        4,190   New York City Municipal Water Finance Authority, New York,            6/05 at 101.00         AAA          4,630,620
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25 (Pre-refunded to 6/15/05) - MBIA Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal 2000 Series B:
        8,035    5.750%, 11/15/19 (Pre-refunded to 5/15/10)                           5/10 at 101.00      AA+***          9,506,128
        2,065    5.750%, 11/15/19                                                     5/10 at 101.00         AA+          2,337,394

        2,250   Dormitory Authority of the State of New York, Mount Sinai               No Opt. Call         AAA          2,453,018
                 School of Medicine Insured Revenue Bonds, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

        5,000   Dormitory Authority of the State of New York, Mental Health           2/07 at 102.00         AA-          5,418,400
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 2/15/27

       10,000   Dormitory Authority of the State of New York, Mental Health           2/10 at 100.00         AAA         11,525,100
                 Services Facilities Improvement Revenue Bonds, Series 2000B,
                 6.000%, 2/15/30 - MBIA Insured

        1,900   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa3          1,949,343
                 Mount Sinai New York University Health Obligated Group,
                 Series 2000A, 6.500%, 7/01/25

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, Series
                2001C, New York City Municipal Water Finance Authority Projects,
                Second Resolution:
        6,035    5.000%, 6/15/20                                                      6/11 at 100.00         AAA          6,349,303
        6,575    5.000%, 6/15/22                                                      6/11 at 100.00         AAA          6,843,983

        8,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          8,891,280
                 New York, Hospital FHA-Insured Mortgage Revenue Bonds,
                 Series 1994A, 6.500%, 8/15/29 (Pre-refunded to
                 2/15/05) - AMBAC Insured

        5,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          5,589,850
                 Brookdale Hospital Medical Center Secured Hospital Revenue
                 Bonds, 1995 Series A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

                New York State Medical Care Facilities Finance Agency,
                FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F:
        3,550    6.200%, 8/15/15 (Pre-refunded to 8/15/05)                            8/05 at 102.00       AA***          4,004,329
        4,250    6.300%, 8/15/25 (Pre-refunded to 8/15/05)                            8/05 at 102.00       AA***          4,803,478


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       3,075   Penfield-Crown Oak Housing Development Corporation,                   8/03 at 100.00         AAA        $ 3,088,038
                 New York, 1991 Multifamily Mortgage Revenue Refunding
                 Bonds, Crown Oak Estates - FHA-Insured Mortgage Section 8
                 Assisted Project, Series A, 7.350%, 8/01/23

       13,620   The Port Authority of New York and New Jersey, Consolidated          11/12 at 101.00         AAA         14,563,866
                 Bonds, One Hundred Twenty Eighth Series, 5.000%, 11/01/20 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.7%

        7,500   North Carolina Municipal Power Agency Number 1, Catawba               1/13 at 100.00         AAA          8,123,175
                 Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 -
                 MBIA Insured

       13,720   North Carolina Medical Care Commission, Hospital Revenue             12/08 at 101.00         AAA         13,589,111
                 Bonds, Pitt County Memorial Hospital, Series 1998A,
                 4.750%, 12/01/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.2%

                Cincinnati City School District, Hamilton County, Ohio, General
                Obligation Bonds, Series 2002:
        2,165    5.250%, 6/01/19 - FSA Insured                                       12/12 at 100.00         AAA          2,361,539
        2,600    5.250%, 6/01/21 - FSA Insured                                       12/12 at 100.00         AAA          2,801,812
        2,000    5.000%, 12/01/22 - FSA Insured                                      12/12 at 100.00         AAA          2,095,340

        2,690   Ohio Housing Finance Agency, Residential Mortgage Revenue             3/05 at 102.00         Aaa          2,832,678
                 Bonds, GNMA Mortgage-Backed Securities Program,
                 1995 Series A-2, 6.625%, 3/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 5.3%

       17,510   Pottawatomie County Home Finance Authority, Oklahoma,                   No Opt. Call         AAA         23,594,200
                 Municipal Refunding Collateralized Mortgage Obligations,
                 Series 1991A, 8.625%, 7/01/10

       11,750   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,             12/08 at 100.00         CCC          6,582,938
                 Revenue Bonds, Refunding Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)

       23,005   Trustees of the Tulsa Municipal Airport Trust, Oklahoma, Revenue     12/08 at 100.00         CCC         13,004,036
                 Bonds, Refunding Series 2001B, American Airlines, Inc.,
                 5.650%, 12/01/35 (Alternative Minimum Tax) (Mandatory
                 put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.4%

        3,000   Administrative School District No. 1, Bend-La Pine, Deschutes         6/11 at 100.00         Aaa          3,325,860
                 County, Oregon, General Obligation Bonds, Series 2001A,
                 5.500%, 6/15/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.7%

        6,615   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          6,915,916
                 Resource Recovery Revenue Refunding Bonds, 2000 Series,
                 Panther Creek Partners Project, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        2,900   Falls Township Hospital Authority, Pennsylvania, Refunding            8/03 at 101.00         AAA          3,079,800
                 Revenue Bonds, The Delaware Valley Medical Center Project,
                 FHA-Insured Mortgage, Series 1992, 7.000%, 8/01/22

        7,000   Commonwealth of Pennsylvania, General Obligation Bonds,               9/11 at 101.00          AA          7,661,710
                 Second Series 2001, 5.000%, 9/15/15

        7,800   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,          8/13 at 100.00         AAA          7,972,146
                 1998 Resolution, Fourth Series, 5.000%, 8/01/32 - FSA Insured

                The School District of Philadelphia, Pennsylvania, General
                Obligation Bonds, Series 2002B:
        6,000    5.625%, 8/01/19 - FGIC Insured                                       8/12 at 100.00         AAA          6,686,040
        5,500    5.625%, 8/01/20 - FGIC Insured                                       8/12 at 100.00         AAA          6,102,085


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 1.3%

        8,400   The Children's Trust Fund, Puerto Rico, Tobacco Settlement            5/12 at 100.00          A-          6,981,912
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33

        1,500   Commonwealth of Puerto Rico, Public Improvement General                 No Opt. Call          A-          1,644,735
                 Obligation Bonds of 2002, Series A, 5.500%, 7/01/29

        1,500   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00          A-          1,563,525
                 Facilities Revenue Bonds, Series 2002D Refunding,
                 5.125%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 7.5%

       24,725   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-         26,365,257
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22


                                       29


                            Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

                Horry County School District, South Carolina, General Obligation
                Bonds, Series 2001A:
$       5,840    5.000%, 3/01/20                                                      3/12 at 100.00         AA+        $ 6,166,164
        5,140    5.000%, 3/01/21                                                      3/12 at 100.00         AA+          5,392,271

       13,615   South Carolina Transportation Infrastructure Bank, Junior Lien       10/11 at 100.00         Aaa         14,367,501
                 Revenue Bonds, Series 2001B, 5.125%, 10/01/21 -
                 AMBAC Insured

       10,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00          A-          8,592,100
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.7%

        3,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa2          3,125,550
                 Tennessee, Hospital Facilities Revenue Bonds, Baptist Health
                 System of East Tennessee, Series 2002, 6.375%, 4/15/22

        7,415   City of Memphis, Tennessee, General Improvement Bonds,               11/10 at 101.00          AA          7,825,569
                 Series 2002, 5.000%, 11/01/20

        9,805   Tennessee Housing Development Agency, Home Ownership                  7/10 at 100.00          AA         10,616,854
                 Program Bonds, Issue 2000-2B, 6.350%, 1/01/31 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 18.7%

                Arlington Independent School District, Tarrant County, Texas,
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
        3,410    0.000%, 2/15/11                                                       2/05 at 71.95         Aaa          2,354,571
        4,105    0.000%, 2/15/14                                                       2/05 at 58.79         Aaa          2,315,877

        6,500   Bell County Health Facilities Development Corporation, Texas,        11/08 at 101.00          A-          6,489,860
                 Retirement Facility Revenue Bonds, Buckner Retirement
                 Services, Inc. Obligated Group Project, Series 1998,
                 5.250%, 11/15/19

       14,200   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call         BBB         13,864,880
                 Refunding Bonds, TXU Electric Company Project, Series 2001C,
                 5.750%, 5/01/36 (Alternative Minimum Tax) (Mandatory
                 put 11/01/11)

       12,375   Dallas-Ft. Worth International Airport Facilities Improvement        11/07 at 100.00        Caa2          4,342,759
                 Corporation, Texas, Revenue Refunding  Bonds, Series 2000C,
                 American Airlines, Inc., 6.150%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/07)

        5,000   Cities of Dallas and Ft. Worth, Texas, Dallas-Ft. Worth              11/11 at 100.00         AAA          5,337,350
                 International Airport, Joint Revenue Refunding and
                 Improvement Bonds, Series 2001A, 5.625%, 11/01/21
                 (Alternative Minimum Tax) - FGIC Insured

        1,805   Ft. Worth Housing Finance Corporation, Texas, Home Mortgage          10/03 at 101.00         Aa2          1,846,371
                 Revenue Refunding Bonds, Series 1991A, 8.500%, 10/01/11

        8,235   Grand Prairie Housing Finance Corporation, Texas, Multifamily         9/10 at 105.00         AAA          9,257,705
                 Housing Revenue Bonds, Landings at Carrier Project,
                 GNMA Series 2000A, 6.875%, 9/20/42

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,814,048
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 - MBIA Insured

       22,500   City of Houston, Texas, Water and Sewer System Junior Lien           12/10 at 100.00         AAA         23,502,825
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30 -
                 FGIC Insured

                Lubbock Health Facilities Development Corporation, Texas, Revenue
                Bonds, St. Joseph Health System, Series 1998:
        4,900    5.250%, 7/01/15                                                      7/08 at 101.00         AA-          5,163,228
        8,495    5.250%, 7/01/16                                                      7/08 at 101.00         AA-          8,911,000

       17,655   Matagorda County Navigation District Number One, Texas,              11/08 at 102.00         AAA         18,128,860
                 Revenue Refunding Bonds, Houston Industries Incorporated
                 Project, Series 1998B, 5.150%, 11/01/29 - MBIA Insured

        7,650   Port of Corpus Christi Authority of Nueces County, Texas,             5/06 at 101.00         BBB          7,677,846
                 Revenue Refunding Bonds, Series 1992, Union Pacific
                 Corporation Project, 5.350%, 11/01/10

        2,095   Port of Houston Authority, Harris County, Texas, General             10/10 at 100.00         AA+          2,362,825
                 Obligation Port Improvement Revenue Bonds, Series 2000A,
                 5.750%, 10/01/20

       11,300   City of San Antonio, Texas, Electric and Gas System Revenue             No Opt. Call         AAA         12,514,750
                 Bonds, New Series 1992 Refunding, 5.000%, 2/01/17

       14,680   San Antonio Independent School District, Bexar County,                8/09 at 100.00         AAA         17,236,082
                 Texas, Unlimited Tax School Building Bonds, Series 1999,
                 5.800%, 8/15/29 (Pre-refunded to 8/15/09)



                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       3,750   Spring Branch Independent School District, Harris County, Texas,      2/11 at 100.00         AAA        $ 3,890,775
                 Limited Tax Schoolhouse and Refunding Bonds, Series 2001,
                 5.125%, 2/01/23

        5,000   City of Wichita Falls, Wichita County, Texas, Water and Sewer         8/11 at 100.00         AAA          5,179,150
                 System Priority Lien Revenue Bonds, Series 2001,
                 5.000%, 8/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.6%

        5,800   Carbon County, Utah, Solid Waste Disposal Refunding Revenue           2/05 at 102.00         BB-          5,582,848
                 Bonds, Series 1995, Laidlaw/ECDC Project, Guaranteed by Allied
                 Waste Industries, 7.500%, 2/01/10 (Alternative Minimum Tax)

        7,155   Utah Associated Municipal Power System, Revenue Bonds,                4/13 at 100.00         AAA          7,343,320
                 Payson Power Project, Series 2003A, 5.000%, 4/01/25 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.2%

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding        7/11 at 100.00         AAA          4,055,680
                 Bonds, Series 2001B, 5.125%, 7/01/31 (Alternative Minimum
                 Tax) - FGIC Insured

       11,040   Suffolk Redevelopment and Housing Authority, Virginia,                  No Opt. Call         Aaa         11,919,446
                 Multifamily Housing Revenue Refunding Bonds, Windsor at
                 Potomac Vista Limited Partnership Project, Series 2001,
                 4.850%, 7/01/31 (Mandatory put 7/01/11)

          665   Virginia Housing Development Authority, Rental Housing Bonds,         5/09 at 101.00         AA+            694,187
                 1999 Series F, 5.000%, 5/01/15 (Alternative Minimum Tax)

                Virginia Resources Authority, Water Revenue Refunding Bonds,
                Series 2002:
          500    5.000%, 4/01/18                                                      4/12 at 102.00          AA            542,435
          500    5.000%, 4/01/19                                                      4/12 at 102.00          AA            538,915


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.3%

        4,185   Public Utility District No. 1 of Douglas County, Washington,          9/06 at 106.00          AA          5,307,961
                 Wells Hydroelectric Revenue Bonds, Series 1986,
                 8.750%, 9/01/18

        6,750   Energy Northwest, Washington, Columbia Generation Station             7/12 at 100.00         AAA          7,359,458
                 Electric Revenue Refunding Bonds, Series 2002B,
                 5.350%, 7/01/18 - FSA Insured

       12,415   Federal Way School District No. 210, King County, Washington,        12/03 at 100.00       A1***         12,839,841
                 Unlimited Tax General Obligation Bonds, Series 1991,
                 6.950%, 12/01/11 (Pre-refunded to 12/01/03)

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,             8/10 at 100.00         AAA          7,321,061
                 5.625%, 2/01/24 (Alternative Minimum Tax) - MBIA Insured

       13,400   City of Seattle, Washington, Municipal Light and Power Revenue       12/10 at 100.00         Aa3         13,991,342
                 Bonds, Series 2000, 5.400%, 12/01/25

        1,675   Spokane Downtown Foundation, Washington, Parking Revenue              8/08 at 102.00           D            845,875
                 Bonds, Series 1998, River Park Square Project, 5.600%, 8/01/19

        9,440   City of Tacoma, Washington, Electric System Revenue Bonds,            1/11 at 101.00         AAA         10,581,013
                 Series 2001A Refunding, 5.750%, 1/01/18 - FSA Insured

       18,145   State of Washington, Various Purpose General Obligation Bonds,        7/11 at 100.00         AAA         18,739,611
                 2001 Series 02-A, 5.000%, 7/01/23 - FSA Insured

                State of Washington, Motor Vehicle Fuel Tax General Obligation
                Bonds, Series 2002C:
        7,000    5.000%, 1/01/21 - FSA Insured                                        1/12 at 100.00         AAA          7,307,299
        7,750    5.000%, 1/01/22 - FSA Insured                                        1/12 at 100.00         AAA          8,050,544


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.2%

        7,545   City of La Crosse, Wisconsin, Pollution Control Refunding Revenue    12/08 at 102.00         AAA          8,225,483
                 Bonds, Series 1997A, Dairyland Power Cooperative Project,
                 5.450%, 9/01/14 - AMBAC Insured

        1,420   Wisconsin Housing and Economic Development Authority,                 7/03 at 101.00          AA          1,436,641
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12
------------------------------------------------------------------------------------------------------------------------------------
$   1,249,510   Total Long-Term Investments (cost $1,180,134,336) - 152.7%                                            1,242,564,533
=============-----------------------------------------------------------------------------------------------------------------------



                                       31


                            Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.9%

$       3,200   Chester County Industrial Development Authority, Pennsylvania,                            VMIG-1        $ 3,200,000
                 Revenue Bonds, Archdiocese of Philadelphia, Variable Rate
                 Demand Bonds, Series 2001, 1.350%, 7/01/31+

        1,500   Residential Care Facilities for the Elderly Authority of Fulton                             A-1+          1,500,000
                 County, Georgia, Refunding Revenue Bonds, Lenbrook Square
                 Foundation, Inc., Variable Rate Demand Bonds, Series 1996,
                 1.400%, 1/01/18+

        2,500   Massachusetts Health and Educational Facilities Authority,                                  A-1+          2,500,000
                 Revenue Bonds, Capital Assets Program, Series B, Variable
                 Rate Demand Bonds, 1.300%, 7/01/10 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       7,200   Total Short-Term Investments (cost $7,200,000)                                                            7,200,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,187,334,336) - 153.6%                                                      1,249,764,533
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                     16,007,044
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.5)%                                                       (452,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $813,771,577
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       32


                            Nuveen Premier Municipal Income Fund, Inc. (NPF)
                            Portfolio of
                                    INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.5%

$       1,625   Alabama Higher Education Loan Corporation, Student Loan                 No Opt. Call         AAA        $ 1,703,878
                 Revenue Bonds, Series 1994D Refunding, 5.850%, 9/01/04
                 (Alternative Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7%

        2,000   Alaska Housing Finance Corporation, General Mortgage Revenue          6/09 at 101.00         AAA          2,123,620
                 Bonds, 1999 Series A, 6.000%, 6/01/49 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 5.9%

        3,650   Gilbert Unified School District No. 41 of Maricopa County,            7/04 at 100.00         AAA          3,861,189
                 Arizona, School Improvement Bonds, Project of 1993,
                 Series 1994C, 6.100%, 7/01/14 (Pre-refunded to 7/01/04) -
                 FGIC Insured

        6,000   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00          AA          6,711,120
                 Arizona, Salt River Project Electric System Refunding Revenue
                 Bonds, Series 2002A, 5.250%, 1/01/15

        7,500   Salt River Project Agricultural Improvement and Power District,       1/13 at 100.00          AA          7,770,075
                 Arizona, Salt River Project Electric System Revenue Bonds,
                 Series 2002B, 5.000%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 2.3%

        5,045   Arkansas Development Finance Authority, Single Family                 1/11 at 100.00         AAA          5,177,532
                 Mortgage Revenue Bonds, Mortgage-Backed Securities
                 Program, 2001 Series I, 5.300%, 7/01/33 (Alternative
                 Minimum Tax)

          695   Arkansas Development Finance Authority, Single Family Mortgage        7/05 at 102.00         AAA            737,638
                 Revenue Bonds, Mortgage-Backed Securities Program,
                 1994 Series C, 6.600%, 7/01/17

          995   Arkansas Development Finance Authority, Single Family Mortgage        7/05 at 102.00         AAA          1,030,740
                 Revenue Bonds, Mortgage-Backed Securities Program, 1995
                 Series B, 6.550%, 7/01/18 (Alternative Minimum Tax)

          103   Drew County Public Facilities Board, Arkansas, Single Family          8/03 at 103.00         Aaa            103,847
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 8/01/11

          114   Public Facilities Board of Stuttgart, Arkansas, Single Family         9/03 at 103.00         Aaa            117,690
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 9/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 11.7%

        5,690   Department of Veterans Affairs of the State of California,            6/12 at 101.00         AAA          6,004,088
                 Home Purchase Revenue Bonds, Series 2002A,
                 5.300%, 12/01/21 - AMBAC Insured

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Bonds, Series 1995A:
       28,000    0.000%, 1/01/17                                                        No Opt. Call         AAA         15,455,160
       10,000    0.000%, 1/01/22 - FSA Insured                                          No Opt. Call         AAA          4,091,200

       10,000   San Diego Redevelopment Agency, California, Merged Area               8/10 at 101.00         AAA         10,734,500
                 Redevelopment Project Tax Allocation Bonds, Series 2002,
                 5.000%, 8/01/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.3%

        1,000   Colorado Health Facilities Authority, Hospital Revenue Bonds,        12/09 at 101.00         Aaa          1,087,400
                 Poudre Valley Health Care, Inc., Series 1999A, 5.750%, 12/01/23 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.1%

        2,000   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00          A3          2,102,060
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        1,300   Connecticut Housing Finance Authority, Housing Mortgage               5/06 at 102.00         AAA          1,388,400
                 Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18


                                       33


                            Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 2.1%

                District of Columbia, University Revenue Bonds, Georgetown
                University Issue, Series 2001A:
$      14,105    0.000%, 4/01/24 - MBIA Insured                                        4/11 at 47.66         AAA        $ 4,373,396
        7,625    0.000%, 4/01/25 - MBIA Insured                                        4/11 at 44.82         AAA          2,214,300


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.1%

        4,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA          4,381,080
                 5.750%, 10/01/18 (Alternative Minimum Tax) - MBIA Insured

        5,000   JEA, Florida, Water and Sewer System Revenue Bonds,                  10/04 at 101.00         Aa3          5,293,200
                 1999 Series A, 5.400%, 10/01/39


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.7%

        8,000   George L. Smith II World Congress Center Authority, Georgia,          7/10 at 101.00         AAA          8,510,400
                 Refunding Revenue Bonds, Domed Stadium Project,
                 Series 2000, 5.500%, 7/01/20 (Alternative Minimum Tax) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.8%

        2,250   Department of Budget and Finance of the State of Hawaii,              1/09 at 101.00         AAA          2,553,548
                 Special Purpose Revenue Bonds, Hawaii Electric Company, Inc.
                 and Subsidiaries Project, Series 1999D, 6.150%, 1/01/20
                 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.2%

          695   Idaho Housing and Finance Association, Single Family Mortgage         7/06 at 102.00         Aa1            711,701
                 Bonds, 1996 Series E, 6.350%, 7/01/14 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 34.9%

                City of Chicago, Illinois, General Obligation Bonds, City
                Colleges of Chicago Capital Improvement Project, Series 1999:
        8,670    0.000%, 1/01/24 - FGIC Insured                                         No Opt. Call         AAA          2,970,515
       16,670    0.000%, 1/01/26 - FGIC Insured                                         No Opt. Call         AAA          5,058,845

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds, Dedicated Tax Revenues, Series 1998A:
        3,740    0.000%, 12/01/16 - FGIC Insured                                        No Opt. Call         AAA          2,013,504
       10,000    0.000%, 12/01/20 - FGIC Insured                                        No Opt. Call         AAA          4,188,600
        9,900    0.000%, 12/01/24 - FGIC Insured                                        No Opt. Call         AAA          3,207,402

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
       15,000    0.000%, 12/01/21 - FGIC Insured                                        No Opt. Call         AAA          5,893,500
       10,000    0.000%, 12/01/23 - FGIC Insured                                        No Opt. Call         AAA          3,468,700

          960   Public Building Commission of Chicago, Illinois, Building Revenue       No Opt. Call         AAA          1,159,018
                 Bonds, Series 1990B, Board of Education of the City of
                 Chicago, 7.000%, 1/01/15 - MBIA Insured

       13,000   City of Chicago, Illinois, Wastewater Transmission Revenue Bonds,     1/06 at 102.00         AAA         13,254,020
                 Series 1995, 5.125%, 1/01/25 - FGIC Insured

       12,130   City of Chicago, Illinois, Senior Lien Water Revenue Bonds,             No Opt. Call         AAA         14,326,137
                 Series 2001, 5.750%, 11/01/30 - AMBAC Insured

        6,615   Town of Cicero, Cook County, Illinois, General Obligation Tax        12/04 at 102.00      N/R***          7,243,888
                 Increment Bonds, Series 1995A, 8.125%, 12/01/12 (Pre-refunded to 12/01/04)

        4,410   Illinois Housing Development Authority, Section 8 Elderly Housing     9/03 at 101.00           A          4,475,797
                 Revenue Bonds, Garden House of Maywood Development,
                 Series 1992, 7.000%, 9/01/18

        1,500   State of Illinois, General Obligation Bonds, Illinois FIRST Program,  2/12 at 100.00         AAA          1,673,475
                 Series 2002, 5.500%, 2/01/17 - FGIC Insured

        9,300   Community Unit School District No. 220 of the Counties of               No Opt. Call         AAA         10,551,222
                 Lake, Cook, Kane and McHenry, Illinois, General Obligation
                 Bonds, Series 2002, 5.250%, 12/01/18 - FSA Insured

        2,270   Metropolitan Pier and Exposition Authority, Illinois,                 6/12 at 101.00         AAA          2,325,343
                 McCormick Place Expansion Project Revenue Bonds,
                 Series 2002A, 5.000%, 12/15/28 - MBIA Insured


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
$       8,330    0.000%, 12/15/16 - MBIA Insured                                        No Opt. Call         AAA        $ 4,482,623
       10,575    0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call         AAA          3,668,150
       10,775    0.000%, 12/15/24 - MBIA Insured                                        No Opt. Call         AAA          3,513,297

       10,000   Metropolitan Pier and Exposition Authority, Illinois,                 6/03 at 102.00         Aaa         10,267,300
                 McCormick Place Expansion Project Bonds, Series 1992A,
                 6.500%, 6/15/27 (Pre-refunded to 6/15/03)

        2,000   Onterie Center Housing Finance Corporation (An Illinois Not           7/03 at 101.50         AAA          2,055,040
                 For Profit Corporation), Mortgage Revenue Refunding Bonds,
                 Series 1992A, FHA-Insured Mortgage Loan - Onterie Center
                 Project, 7.050%, 7/01/27 - MBIA Insured

        3,488   Town of Wood River, Wood River Township Hospital, Madison             2/04 at 102.00         N/R          3,161,973
                 County, Illinois, General Obligation Bonds, Alternate Revenue
                 Source, Series 1993, 6.625%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.7%

                Crown Point Multi-School Building Corporation, Indiana, First
                Mortgage Bonds, Series 2000, Crown Point Community School
                Corporation:
        7,480    0.000%, 1/15/21 - MBIA Insured                                         No Opt. Call         AAA          3,060,891
        7,980    0.000%, 1/15/22 - MBIA Insured                                         No Opt. Call         AAA          3,065,437
        6,180    0.000%, 1/15/23 - MBIA Insured                                         No Opt. Call         AAA          2,229,744

       29,255   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call         AAA          9,316,547
                 Revenue Bonds, Series 1999E, 0.000%, 2/01/25 - AMBAC Insured

        2,860   PHM Elementary/Middle School Building Corporation, St. Joseph           No Opt. Call           A          3,292,003
                 County, Indiana, First Mortgage Bonds, Series 1994,
                 6.300%, 1/15/09


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.1%

          840   City of Hutchinson, Kansas, Single Family Mortgage Revenue            6/03 at 102.00         Aa3            857,674
                 Refunding Bonds, Series 1992, 8.875%, 12/01/12
                 (Pre-refunded to 6/01/03)

        6,440   The Unified Government of Wyandotte County/Kansas City,                 No Opt. Call         AAA          2,739,447
                 Kansas, Sales Tax Special Obligation Revenue Bonds, Kansas
                 International Speedway Corporation Project, Series 1999,
                 0.000%, 12/01/20 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.4%

        1,310   Louisiana Housing Finance Agency, Mortgage Revenue Bonds,             9/05 at 103.00         AAA          1,400,272
                 GNMA Collateralized Mortgage Loan - St. Dominic Assisted
                 Care Facility, Series 1995, 6.850%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 2.7%

        7,965   Maine Educational Loan Marketing Corporation, Subordinate               No Opt. Call          A2          8,594,793
                 Student Loan Revenue Bonds, Series 1994-B2,
                 6.250%, 11/01/06 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.9%

        6,000   Anne Arundel County, Maryland, Multifamily Housing Revenue              No Opt. Call        BBB-          6,090,780
                 Bonds, Woodside Apartments Project, Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory
                 put 12/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.0%

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, 1987 Series A:

            5    8.750%, 7/01/18 (Pre-refunded to 1/01/04)                            1/04 at 100.00         Aaa              5,253
            5    8.750%, 7/01/18 (Pre-refunded to 7/01/04)                            7/04 at 100.00         Aaa              5,440
            5    8.750%, 7/01/18 (Pre-refunded to 1/01/05)                            1/05 at 100.00         Aaa              5,606

        3,875   Massachusetts Health and Educational Facilities Authority,            2/04 at 102.00      Aa2***          4,101,804
                 Revenue Refunding Bonds, Youville Hospital Issue,
                 FHA-Insured Project, Series B, 6.000%, 2/15/25
                 (Pre-refunded to 2/15/04)

        2,000   Massachusetts Housing Finance Agency, Rental Housing                  7/07 at 101.00         AAA          2,056,940
                 Mortgage Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
                 (Alternative Minimum Tax) - AMBAC Insured



                                       35


                            Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)

                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.7%

$       1,975   Charter Township of Clinton, County of Macomb, Michigan,              4/09 at 101.00         AAA        $ 1,930,405
                 1998 General Obligation Unlimited Tax Police Building
                 Bonds, 4.000%, 4/01/18 - FGIC Insured

        3,025   Charter County of Wayne, Michigan, Airport Revenue Bonds,            12/12 at 100.00         AAA          3,294,286
                 Detroit Metropolitan Airport, Series 2002C Refunding,
                 5.375%, 12/01/19 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 7.7%

        6,900   Champlin, Minnesota, Senior Housing Revenue Bonds, Champlin           6/12 at 105.00         Aaa          6,979,074
                 Shores Senior Living Center, GNMA Guaranteed, Series 2002A,
                 3.000%, 12/20/43

        7,885   City of Eden Prairie, Minnesota, Multifamily Housing Revenue         12/10 at 103.50         Aaa          8,802,656
                 Bonds, Series 2000, GNMA Collateralized Mortgage
                 Loan - Lincoln Parc Project, Series 2000A-1, 6.650%, 6/20/42

       10,780   Northwest Minnesota Multi-County Housing and Redevelopment           10/04 at 102.00         N/R          8,218,456
                 Authority, Governmental Housing Revenue Bonds, Pooled
                 Housing Program, Series 1994A, 8.125%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.1%

        8,610   Mississippi Home Corporation, Residual Revenue Capital                 3/04 at 41.66         Aaa          3,523,384
                 Appreciation Bonds, Series 1992-I, 0.000%, 9/15/16


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.3%

        5,000   State of Missouri, General Obligation Bonds, Series 2002A,           10/12 at 100.00         AAA          5,411,500
                 Fourth State Building Refunding, 5.000%, 10/01/18

        1,590   Health and Educational Facilities Authority of the State of           6/11 at 101.00         AAA          1,646,143
                 Missouri, Revenue Bonds, SSM Health Care, Series 2001A,
                 5.250%, 6/01/28 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.9%

        2,830   City of Grand Island, Nebraska, Electric System Revenue               9/03 at 100.00       A+***          3,204,154
                 Bonds, 1977 Series, 6.100%, 9/01/12

        2,350   Nebraska Higher Education Loan Program, Inc., Senior                    No Opt. Call         AAA          2,650,471
                 Subordinate Bonds, Series A-5B, 6.250%, 6/01/18 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.8%

       10,900   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00         AAA         12,047,007
                 Series 2002C, 5.500%, 6/15/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.9%

          590   New Hampshire Municipal Bond Bank, Educational Institutions             No Opt. Call         N/R            600,242
                 Division Revenue Bonds, 1994 Coe-Brown Northwood
                 Academy Project, 7.250%, 5/01/09

        5,000   New Hampshire Housing Finance Authority, Multifamily Housing          7/10 at 101.00         Aaa          5,300,000
                 Revenue Bonds, 1994 Issue Remarketed, Countryside Limited
                 Partnership - Countryside Project, 6.100%, 7/01/24 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.7%

       10,000   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00          A-          8,525,800
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.2%

        1,000   The City of New York, New York, General Obligation Bonds,               No Opt. Call           A          1,065,400
                 Fiscal 1995 Series A, 7.000%, 8/01/04

                The City of New York, New York, General Obligation Bonds, Fiscal
                1996 Series J1:
          630    5.875%, 2/15/19 (Pre-refunded to 2/15/06)                            2/06 at 101.50        A***            712,921
        3,370    5.875%, 5/15/19                                                      2/06 at 101.50           A          3,644,352

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal 1998 Series A:
        1,750    5.125%, 8/15/21 (Pre-refunded to 8/15/07)                            8/07 at 101.00      AA+***          1,984,500
        2,730    5.125%, 8/15/21                                                      8/07 at 101.00         AA+          2,828,553

       10,000   Dormitory Authority of the State of New York, State University        5/10 at 101.00         AAA         11,673,200
                 Educational Facilities Revenue Bonds, Series 2000B,
                 1999 Resolution, 5.500%, 5/15/30 (Pre-refunded to
                 5/15/10) - FSA Insured

        1,420   New York State Medical Care Facilities Finance Agency, Hospital       8/03 at 101.00         AAA          1,475,451
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series B, 6.200%, 8/15/22

        4,255   New York State Medical Care Facilities Finance Agency,                8/03 at 102.00         AAA          4,382,948
                 St. Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series A, 5.600%, 8/15/13


                                       36



    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       4,000   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         AAA        $ 4,192,920
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.500%, 8/15/24 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.6%

       10,300   North Carolina Eastern Municipal Power Agency, Power System             No Opt. Call         AAA         12,331,366
                 Revenue Bonds, Refunding Series 1993, 6.000%, 1/01/22 -
                 CAPMAC Insured

        2,130   North Carolina Housing Finance Agency, Multifamily Revenue            7/03 at 101.00         Aa2          2,178,138
                 Refunding Bonds, 1992 Refunding Bond Resolution, Series B,
                 6.900%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.7%

        2,110   Cleveland-Rock Glen Housing Assistance Corporation, Ohio,             7/04 at 103.00         AAA          2,200,245
                 Mortgage Revenue Refunding Bonds, Series 1994A, FHA-Insured
                 Mortgage Loans Section 8 Assisted Projects, 6.750%, 1/15/25


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.5%

        1,940   Falls Township Hospital Authority, Pennsylvania, Refunding            8/03 at 101.00         AAA          2,060,280
                 Revenue Bonds, The Delaware Valley Medical Center Project,
                 FHA-Insured Mortgage, Series 1992, 7.000%, 8/01/22

        5,615   City of Philadelphia, Pennsylvania, Water and Sewer Revenue             No Opt. Call         AAA          5,889,237
                 Bonds, Tenth Series, 7.350%, 9/01/04


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.3%

       14,800   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00          A-         13,348,860
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.7%

        2,060   The Health and Educational Facilities Board of Johnson City,          7/23 at 100.00         AAA          2,189,615
                 Tennessee, Hospital Revenue Refunding and Improvement
                 Bonds, Series 1998C, Johnson City Medical Center Hospital,
                 5.125%, 7/01/25 (Pre-refunded to 7/01/23) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 10.8%

        6,415   Edgewood Independent School District, Bexar County, Texas,            8/11 at 100.00         Aaa          6,594,235
                 General Obligation Refunding Bonds, Series 2001,
                 5.125%, 8/15/31

       27,355   City of Houston, Texas, Hotel Occupancy Tax and Special Revenue         No Opt. Call         AAA          7,527,549
                 Bonds, Series 2001B Convention Project, 0.000%, 9/01/27 -
                 AMBAC Insured

        7,500   City of Houston, Texas, Water and Sewer System Junior Lien              No Opt. Call         AAA          8,893,275
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 -
                 FSA Insured

        2,000   Mansfield Independent School District, Tarrant County, Texas,         2/11 at 100.00         AAA          2,101,060
                 General Obligation Bonds, Series 2001, 5.375%, 2/15/26

        3,923   Texas General Services Commission, Participation Interests,           9/03 at 100.50           A          3,987,759
                 Series 1992, 7.500%, 9/01/22

          395   Victoria Housing Finance Corporation, Texas, Single Family              No Opt. Call         Aaa            399,092
                 Mortgage Revenue Refunding Bonds, Series 1995,
                 8.125%, 1/01/11

                Weatherford Independent School District, Parker County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 2001:
        6,945    0.000%, 2/15/23                                                       2/11 at 50.24         AAA          2,303,448
        6,945    0.000%, 2/15/24                                                       2/11 at 47.44         AAA          2,166,771


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.8%

          985   Utah Housing Corporation, Single Family Mortgage Bonds,               7/11 at 100.00         Aa2          1,008,404
                 2001 Series D, 5.500%, 1/01/21 (Alternative Minimum Tax)

          310   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/07 at 102.00          AA            312,316
                 1996 Series C, 6.450%, 7/01/14 (Alternative Minimum Tax)

        1,100   Utah Housing Finance Agency, Single Family Mortgage                   7/07 at 101.50          AA          1,160,214
                 Bonds, 1997 Series F, 5.750%, 7/01/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.0%

        3,200   Suffolk Redevelopment and Housing Authority, Virginia,                7/03 at 102.00        Baa2          3,260,224
                 Multifamily Housing Revenue Refunding Bonds, Series 1994,
                 Chase Heritage at Dulles Project, 7.000%, 7/01/24 (Mandatory
                 put 7/01/04)



                                       37


                            Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 7.5%

$       6,160   Public Hospital District No. 2, King County, Washington, Limited      6/11 at 101.00         AAA        $ 6,382,560
                 Tax General Obligation Bonds, Evergreen Healthcare,
                 Series 2001A, 5.250%, 12/01/24 - AMBAC Insured

        5,000   The City of Seattle, Washington, Municipal Light and Power            3/11 at 100.00         AAA          5,644,099
                 Improvements and Refunding Revenue Bonds, Series 2001,
                 5.500%, 3/01/12 - FSA Insured

        9,750   State of Washington, General Obligation and General Obligation          No Opt. Call         AA+         11,464,244
                 Refunding Bonds, Series 1992A (AT-6), 6.250%, 2/01/11


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.2%

        1,205   Wisconsin Housing and Economic Development Authority,                 7/03 at 101.00          AA          1,219,122
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

        5,000   Wisconsin Health and Educational Facilities Authority, Revenue        2/10 at 101.00          AA          5,614,549
                 Bonds, Series 1999, Marshfield Clinic, 6.250%, 2/15/18 -
                 RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------

$     618,658   Total Long-Term Investments (cost $438,450,676) - 149.5%                                                 468,349,227
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.3%

        1,000   Nebraska Educational Finance Authority, Revenue Refunding                                 VMIG-1          1,000,000
                 Bonds, Creighton University Project, Series 2001, Variable
                 Rate Demand Bonds, 1.350%, 8/01/31+
------------------------------------------------------------------------------------------------------------------------------------
$       1,000   Total Short-Term Investments (cost $1,000,000)                                                            1,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $439,450,676) - 149.8%                                                          469,349,227
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.9%                                                                      8,937,400
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.7)%                                                       (165,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $313,286,627
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically base on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       38


                            Statement of
                                ASSETS AND LIABILITIES April 30, 2003 (Unaudited)
                                                             INVESTMENT               SELECT             QUALITY             PREMIER
                                                                QUALITY              QUALITY              INCOME              INCOME
                                                                  (NQM)                (NQS)               (NQU)               (NPF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at market value (cost $790,230,457,
   $746,901,660, $1,187,334,336 and $439,450,676)          $855,927,883         $788,950,380      $1,249,764,533        $469,349,227
Cash                                                                 --                   --                  --             562,589
Receivables:
   Interest                                                  15,170,753           13,649,775          21,763,769           6,802,941
   Investments sold                                             291,114              485,235             357,379           1,939,097
Other assets                                                     39,793               36,904              63,994              17,265
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          871,429,543          803,122,294       1,271,949,675         478,671,119
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                  388,931            1,236,554           1,925,398                  --
Payable for investments purchased                               272,200                   --           3,241,447                  --
Accrued expenses:
   Management fees                                              443,171              409,005             637,085             246,921
   Other                                                        173,495              151,734             310,280             119,577
Preferred share dividends payable                                35,672               35,657              63,888              17,994
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       1,313,469            1,832,950           6,178,098             384,492
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                      301,000,000          279,000,000         452,000,000         165,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $569,116,074         $522,289,344      $  813,771,577        $313,286,627
====================================================================================================================================
Common shares outstanding                                    35,748,959           33,887,474          54,204,488          20,091,018
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common
   shares outstanding)                                     $      15.92         $      15.41      $        15.01        $      15.59
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                    $    357,490         $    338,875      $      542,045        $    200,910
Paid-in surplus                                             498,208,645          471,795,241         755,082,093         279,090,126
Undistributed net investment income                           6,762,654            6,034,211           8,290,630           3,024,038
Accumulated net realized gain (loss) from investments        (1,910,141)           2,072,297         (12,573,388)          1,073,002
Net unrealized appreciation of investments                   65,697,426           42,048,720          62,430,197          29,898,551
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $569,116,074         $522,289,344      $  813,771,577        $313,286,627
====================================================================================================================================
Authorized shares:
   Common                                                   200,000,000          200,000,000         200,000,000         200,000,000
   Preferred                                                  1,000,000            1,000,000           1,000,000           1,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       39


                            Statement of
                                OPERATIONS Six Months Ended April 30, 2003 (Unaudited)

                                                             INVESTMENT               SELECT             QUALITY             PREMIER
                                                                QUALITY              QUALITY              INCOME              INCOME
                                                                  (NQM)                (NQS)               (NQU)               (NPF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $23,646,686          $21,463,782        $ 34,146,845         $12,614,841
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              2,675,955            2,461,260           3,854,019           1,487,383
Preferred shares - auction fees                                373,157              345,884             560,356             204,555
Preferred shares - dividend disbursing agent fees               24,795               24,795              29,753              14,876
Shareholders' servicing agent fees and expenses                 48,571               44,543              72,958              25,932
Custodian's fees and expenses                                   95,741               97,390             148,705              53,253
Directors' fees and expenses                                     5,598                6,609               7,799               3,802
Professional fees                                               16,793               61,256              20,694              35,171
Shareholders' reports - printing and mailing expenses           34,993               39,743              55,796              19,734
Stock exchange listing fees                                      7,927                7,927              10,964               7,927
Investor relations expense                                      56,338               52,363              84,098              31,730
Other expenses                                                  27,008               25,515              32,694              19,010
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                   3,366,876            3,167,285           4,877,836           1,903,373
   Custodian fee credit                                         (9,457)             (15,288)            (23,252)             (9,931)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 3,357,419            3,151,997           4,854,584           1,893,442
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       20,289,267           18,311,785          29,292,261          10,721,399
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                   (1,909,197)           2,494,609         (12,159,196)          1,073,059
Change in net unrealized appreciation (depreciation)
   of investments                                           12,538,533           11,086,426          29,840,679           8,005,957
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                   10,629,336           13,581,035          17,681,483           9,079,016
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                  (1,559,214)          (1,433,840)         (2,248,501)           (756,335)
From accumulated net realized gains from investments           (81,498)                  --            (138,847)           (162,994)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                  (1,640,712)          (1,433,840)         (2,387,348)           (919,329)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                           $29,277,891          $30,458,980        $ 44,586,396         $18,881,086
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       40


                            Statement of
                                    CHANGES IN NET ASSETS (Unaudited)
                                                             INVESTMENT QUALITY (NQM)                   SELECT QUALITY (NQS)
                                                      -------------------------------------    -------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                               4/30/03             10/31/02             4/30/03            10/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 20,289,267         $ 41,282,342        $ 18,311,785        $ 37,911,318
Net realized gain (loss) from investments                   (1,909,197)             895,339           2,494,609            (429,582)
Change in net unrealized appreciation (depreciation)
   of investments                                           12,538,533           (6,641,410)         11,086,426         (12,369,670)
Distributions to Preferred Shareholders:
   From net investment income                               (1,559,214)          (4,042,793)         (1,433,840)         (3,065,241)
   From accumulated net realized gains from investments        (81,498)            (228,928)                 --          (1,332,496)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                          29,277,891           31,264,550          30,458,980          20,714,329
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                 (17,949,042)         (33,499,195)        (16,469,315)        (31,783,529)
From accumulated net realized gains from investments          (817,001)            (738,605)                 --          (5,228,137)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                    (18,766,043)         (34,237,800)        (16,469,315)        (37,011,666)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                         10,511,848           (2,973,250)         13,989,665         (16,297,337)
Net assets applicable to Common shares at the
   beginning of period                                     558,604,226          561,577,476         508,299,679         524,597,016
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the
   end of period                                          $569,116,074         $558,604,226        $522,289,344        $508,299,679
====================================================================================================================================
Undistributed net investment income at the
   end of period                                          $  6,762,654          $ 5,981,643         $ 6,034,211         $ 5,625,560
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       41


                            Statement of
                                CHANGES IN NET ASSETS (Unaudited) (continued)

                                                                QUALITY INCOME (NQU)                    PREMIER INCOME (NPF)
                                                      -------------------------------------    -------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                               4/30/03             10/31/02             4/30/03            10/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 29,292,261         $ 60,850,583        $ 10,721,399        $ 23,130,784
Net realized gain (loss) from investments                  (12,159,196)           1,692,020           1,073,059           1,888,384
Change in net unrealized appreciation (depreciation)
   of investments                                           29,840,679          (34,664,726)          8,005,957          (4,481,311)
Distributions to Preferred Shareholders:
   From net investment income                               (2,248,501)          (5,357,084)           (756,335)         (2,203,634)
   From accumulated net realized gains from investments       (138,847)          (1,401,793)           (162,994)           (136,932)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                          44,586,396           21,119,000          18,881,086          18,197,291
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                 (25,855,524)         (50,249,044)         (9,828,755)        (19,246,966)
From accumulated net realized gains from investments        (1,550,167)          (4,915,477)         (1,723,563)           (488,220)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                    (27,405,691)         (55,164,521)        (11,552,318)        (19,735,186)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                         17,180,705          (34,045,521)          7,328,768          (1,537,895)
Net assets applicable to Common shares at the
   beginning of period                                     796,590,872          830,636,393         305,957,859         307,495,754
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the
   end of period                                          $813,771,577         $796,590,872        $313,286,627        $305,957,859
====================================================================================================================================
Undistributed net investment income at the
   end of period                                           $ 8,290,630          $ 7,102,394         $ 3,024,038         $ 2,887,729
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       42


                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The National Funds (the "Funds") covered in this report and their corresponding Common Share New York Stock Exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU) and Nuveen Premier Municipal Income Fund, Inc. (NPF). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2003, the Funds had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

                            Notes to
                                FINANCIAL STATEMENTS (Unaudited) (continued)



Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
                                                             (NQM)        (NQS)        (NQU)        (NPF)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                  2,500        2,000        3,000        1,000
   Series T                                                  2,500        2,000        3,000        2,800
   Series W                                                  2,500        2,800        3,000           --
   Series W2                                                    --           --        2,080           --
   Series TH                                                 2,040        1,560        4,000        2,800
   Series F                                                  2,500        2,800        3,000           --
---------------------------------------------------------------------------------------------------------
Total                                                       12,040       11,160       18,080        6,600
=========================================================================================================

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2003.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

None of the Funds engaged in transactions in their own shares during the six months ended April 30, 2003, nor during the fiscal year ended October 31, 2002.

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the six months ended April 30, 2003, were as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
                                                             (NQM)        (NQS)        (NQU)        (NPF)
---------------------------------------------------------------------------------------------------------
Purchases                                               $2,345,312  $58,371,159  $86,464,214  $15,741,850
Sales and maturities                                     8,911,800   64,696,090   80,509,235   19,034,852
=========================================================================================================

                            Notes to
                                FINANCIAL STATEMENTS (Unaudited) (continued)


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At April 30, 2003, the cost of investments were as follows:

                                                          INVESTMENT        SELECT         QUALITY       PREMIER
                                                             QUALITY       QUALITY          INCOME        INCOME
                                                               (NQM)         (NQS)           (NQU)         (NPF)
----------------------------------------------------------------------------------------------------------------
Cost of Investments                                     $789,747,341  $746,674,179  $1,187,465,183  $439,348,248
================================================================================================================


Gross unrealized appreciation and gross unrealized depreciation on investments at April 30, 2003, were as follows:

                                                        INVESTMENT         SELECT        QUALITY       PREMIER
                                                           QUALITY        QUALITY         INCOME        INCOME
                                                             (NQM)          (NQS)          (NQU)         (NPF)
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                       $ 83,086,782   $ 58,423,852   $ 91,970,112   $35,258,935
   Depreciation                                        (16,906,240)   (16,147,651)   (29,670,762)   (5,257,956)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments            $ 66,180,542   $ 42,276,201   $ 62,299,350   $30,000,979
==============================================================================================================


The tax components of undistributed net investment income and net realized gains at October 31, 2002, the Funds' last fiscal year end, were as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
                                                             (NQM)        (NQS)        (NQU)        (NPF)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                     $8,306,281   $8,021,216  $11,216,519   $4,421,589
Undistributed net ordinary income *                        199,961       48,462           --        4,647
Undistributed net long-term capital gains                  897,555           --    1,689,131    1,886,500
=========================================================================================================

The tax character of distributions paid during the fiscal year ended October 31, 2002, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
                                                             (NQM)        (NQS)        (NQU)        (NPF)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $37,269,102  $34,419,253  $55,481,812  $21,382,991
Distributions from net ordinary income *                     1,870      364,764           --           --
Distributions from net long-term capital gains             967,533    6,367,510    6,317,270      625,152
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2002, the Funds' last fiscal year end, Select Quality (NQS) had an unused capital loss carryforward of $429,582, available to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2010.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited) (continued)


6. INVESTMENT COMPOSITION

At April 30, 2003, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
                                                             (NQM)        (NQS)        (NQU)        (NPF)
---------------------------------------------------------------------------------------------------------
Consumer Staples                                               4%           5%            4%          5%
Education and Civic Organizations                              4            1             2           5
Healthcare                                                    11           16             9           4
Housing/Multifamily                                            7            5             3          12
Housing/Single Family                                          5            8             4           4
Tax Obligation/General                                        15            9            23          18
Tax Obligation/Limited                                         9            9             7          17
Transportation                                                11           11            12           2
U.S. Guaranteed                                               21           15            17          16
Utilities                                                      5           14            11           8
Water and Sewer                                                6            4             7           9
Other                                                          2            3             1           -
---------------------------------------------------------------------------------------------------------
                                                             100%         100%          100%        100%
=========================================================================================================

Certain investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (67% for Investment Quality (NQM), 60% for Select Quality (NQS), 65% for Quality Income (NQU) and 63% for Premier Income (NPF)).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 2, 2003, to shareholders of record on May 15, 2003, as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
                                                             (NQM)        (NQS)        (NQU)        (NPF)
---------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0840       $.0820       $.0805       $.0825
=========================================================================================================

Financial HIGHLIGHTS (Unaudited)

                            Financial
                                    HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                             Investment Operations                           Less Distributions
                                          ------------------------------------------------------------ -----------------------------

                                                                   Distributions  Distributions
                                                                        from Net           from               Net
                              Beginning                       Net     Investment        Capital        Investment   Capital
                                 Common                 Realized/      Income to       Gains to         Income to  Gains to
                                  Share          Net   Unrealized      Preferred      Preferred            Common    Common
                              Net Asset   Investment   Investment         Share-         Share-            Share-    Share-
                                  Value       Income  Gain (Loss)       holders+       holders+  Total    holders   holders   Total
====================================================================================================================================
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                          $15.63        $ .57       $  .28          $(.04)           $--  $ .81     $ (.50)    $(.02) $ (.52)
2002                              15.71         1.15         (.15)          (.11)          (.01)   .88       (.94)     (.02)   (.96)
2001                              14.67         1.16         1.00           (.27)            --   1.89       (.85)       --    (.85)
2000                              14.03         1.21          .66           (.34)            --   1.53       (.89)       --    (.89)
1999                              16.00         1.21        (1.96)          (.24)            --   (.99)      (.96)       --    (.96)
1998                              15.77         1.22          .25           (.25)            --   1.22       (.98)     (.01)   (.99)

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                           15.00          .54          .40           (.04)            --    .90       (.49)       --    (.49)
2002                              15.48         1.12         (.38)          (.09)          (.04)   .61       (.94)     (.15)  (1.09)
2001                              14.48         1.19          .95           (.26)          (.01)  1.87       (.87)       --    (.87)
2000                              14.05         1.22          .47           (.34)            --   1.35       (.92)       --    (.92)
1999                              15.68         1.22        (1.64)          (.24)            --   (.66)      (.96)       --    (.96)
1998                              15.48         1.23          .19           (.25)            --   1.17       (.97)       --    (.97)

QUALITY INCOME (NQU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                           14.70          .54          .32           (.04)            --    .82       (.48)     (.03)   (.51)
2002                              15.32         1.12         (.59)          (.10)          (.03)   .40       (.93)     (.09)  (1.02)
2001                              14.53         1.21          .76           (.26)            --   1.71       (.91)     (.01)   (.92)
2000                              14.33         1.28          .21           (.34)            --   1.15       (.95)       --    (.95)
1999                              15.83         1.27        (1.48)          (.25)            --   (.46)     (1.03)       --   (1.03)
1998                              15.73         1.27          .12           (.26)            --   1.13      (1.03)       --   (1.03)

PREMIER INCOME (NPF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                           15.23          .53          .46           (.04)          (.01)   .94       (.49)     (.09)   (.58)
2002                              15.31         1.15         (.13)          (.11)          (.01)   .90       (.96)     (.02)   (.98)
2001                              14.42         1.23          .84           (.26)            --   1.81       (.92)       --    (.92)
2000                              14.24         1.26          .21           (.34)            --   1.13       (.95)       --    (.95)
1999                              15.76         1.22        (1.51)          (.24)            --   (.53)      (.97)       --    (.97)
1998                              15.62         1.22          .17           (.25)            --   1.14      (1.00)       --   (1.00)
====================================================================================================================================

                                                                          Total Returns
                                                                       -------------------
                                    Offering                                         Based
                                   Costs and       Ending                               on
                                   Preferred       Common               Based       Common
                                       Share        Share     Ending       on    Share Net
                                Underwriting    Net Asset     Market   Market        Asset
                                   Discounts        Value      Value    Value**      Value**
============================================================================================
INVESTMENT QUALITY (NQM)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                                  $--       $15.92   $15.5000     7.05%        5.29%
2002                                      --        15.63    14.9900     7.71         5.85
2001                                      --        15.71    14.8400    22.33        13.16
2000                                      --        14.67    12.8750     3.70        11.38
1999                                    (.02)       14.03    13.3125    (8.51)       (6.64)
1998                                      --        16.00    15.5000     5.97         7.97

SELECT QUALITY (NQS)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                                   --        15.41    14.7600     5.98         6.06
2002                                      --        15.00    14.4000     5.24         4.22
2001                                      --        15.48    14.7500    20.09        13.23
2000                                      --        14.48    13.0625     6.85        10.02
1999                                    (.01)       14.05    13.1250   (13.63)      (4.55)
1998                                      --        15.68    16.1875    10.96         7.77

QUALITY INCOME (NQU)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                                   --        15.01    14.5300     7.23         5.70
2002                                      --        14.70    14.0400     3.05         2.71
2001                                      --        15.32    14.6200    18.72        12.09
2000                                      --        14.53    13.1250      .73         8.37
1999                                    (.01)       14.33    14.0000   (11.17)       (3.20)
1998                                      --        15.83    16.8125     9.64         7.37

PREMIER INCOME (NPF)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                                   --        15.59    14.9700     7.22         6.32
2002                                      --        15.23    14.5200     4.57         6.19
2001                                      --        15.31    14.8400    15.93        12.89
2000                                      --        14.42    13.6250     9.71         8.22
1999                                    (.02)       14.24    13.3125   (17.25)       (3.71)
1998                                      --        15.76    17.1250    10.29         7.49
============================================================================================

                                                                       Ratios/Supplemental Data
                                  ----------------------------------------------------------------------------------------------
                                                            Before Credit                    After Credit***
                                                    ----------------------------      ---------------------------
                                                                    Ratio of Net                     Ratio of Net
                                                      Ratio of        Investment        Ratio of       Investment
                                        Ending        Expenses         Income to        Expenses        Income to
                                           Net      to Average           Average      to Average          Average
                                        Assets      Net Assets        Net Assets      Net Assets       Net Assets
                                    Applicable      Applicable        Applicable      Applicable       Applicable      Portfolio
                                     to Common       to Common         to Common       to Common        to Common       Turnover
                                  Shares (000)          Shares++          Shares++        Shares++         Shares++         Rate
==================================================================================================================================
INVESTMENT QUALITY (NQM)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                               $569,116            1.21%*            7.27%*          1.20%*           7.28%*           --%
2002                                   558,604            1.21              7.48            1.21             7.49              5
2001                                   561,577            1.24              7.56            1.23             7.56             17
2000                                   524,320            1.24              8.57            1.22             8.59             35
1999                                   501,508            1.17              7.85            1.16             7.86             16
1998                                   570,150            1.12              7.66            1.12             7.66              7

SELECT QUALITY (NQS)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                                522,289            1.24*             7.18*           1.24*            7.19*             8
2002                                   508,300            1.24              7.46            1.23             7.47             19
2001                                   524,597            1.24              7.89            1.23             7.89             28
2000                                   490,683            1.22              8.67            1.21             8.68             30
1999                                   476,102            1.17              8.07            1.16             8.08             27
1998                                   529,774            1.14              7.87            1.14             7.87              7

QUALITY INCOME (NQU)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                                813,772            1.22*             7.34*           1.22*            7.34*             7
2002                                   796,591            1.23              7.50            1.22             7.51             32
2001                                   830,636            1.21              8.05            1.21             8.06             30
2000                                   787,829            1.21              8.95            1.20             8.95             23
1999                                   776,845            1.17              8.27            1.16             8.27             13
1998                                   851,408            1.13              8.08            1.13             8.08             19

PREMIER INCOME (NPF)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                                313,287            1.25*             7.02*           1.24*            7.03*             3
2002                                   305,958            1.29              7.66            1.28             7.67             25
2001                                   307,496            1.28              8.25            1.26             8.26             14
2000                                   289,103            1.27              8.84            1.26             8.85              9
1999                                   285,509            1.19              7.98            1.18             7.99             11
1998                                   314,149            1.15              7.80            1.15             7.80             19
==================================================================================================================================

                                      Preferred Shares at End of Period
                                   ---------------------------------------
                                     Aggregate   Liquidation
                                        Amount    and Market        Asset
                                   Outstanding         Value     Coverage
                                         (000)     Per Share    Per Share
==========================================================================
INVESTMENT QUALITY (NQM)
--------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                               $301,000       $25,000      $72,269
2002                                   301,000        25,000       71,396
2001                                   301,000        25,000       71,643
2000                                   301,000        25,000       68,548
1999                                   301,000        25,000       66,654
1998                                   250,000        25,000       82,015

SELECT QUALITY (NQS)
--------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                                279,000        25,000       71,800
2002                                   279,000        25,000       70,547
2001                                   279,000        25,000       72,007
2000                                   279,000        25,000       68,968
1999                                   279,000        25,000       67,661
1998                                   240,000        25,000       80,185

QUALITY INCOME (NQU)
--------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                                452,000        25,000       70,009
2002                                   452,000        25,000       69,059
2001                                   452,000        25,000       70,942
2000                                   452,000        25,000       68,575
1999                                   452,000        25,000       67,967
1998                                   400,000        25,000       78,213

PREMIER INCOME (NPF)
--------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                                165,000        25,000       72,468
2002                                   165,000        25,000       71,357
2001                                   165,000        25,000       71,590
2000                                   165,000        25,000       68,804
1999                                   165,000        25,000       68,259
1998                                   140,000        25,000       81,098
==========================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a)  For the six months ended April 30, 2003.

                                 See accompanying notes to financial statements.

                                  50-51 spread

                        Build Your Wealth
                               AUTOMATICALLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



POLICY CHANGE

On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.


GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.




Distributed by

NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com


                                                                     ESA-C-0403D

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date July 8, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date July 8, 2003
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date July 8, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.